SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Tidewater Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIDEWATER INC.

601 Poydras Street, Suite 1900

New Orleans, Louisiana 70130

June 4, 2009

To Our Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Tidewater Inc. to be held at the Pan-American Life Center Auditorium, 11th Floor, 601 Poydras Street, New Orleans, Louisiana, on July 9, 2009 at 10:00 a.m., Central Time.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the company. Our directors and officers will be present to respond to any questions that you may have.

You are requested to vote by proxy as promptly as possible. You can vote by signing, dating, and returning the enclosed proxy card in the envelope provided. You can also call in your vote by touchtone telephone or send it over the Internet using the instructions on the proxy card. If you attend the meeting, which we hope that you will, you may vote in person even if you have previously voted by proxy.

Sincerely,

DEAN E. TAYLOR

Chairman, President and Chief Executive Officer

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

If you plan to attend the meeting in person, please bring the following:

1.	Proper identification (preferably a driver’s license); and

2.	Acceptable Proof of Ownership if your shares are held in “Street Name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is a letter from your broker or other nominee stating that you were the beneficial owner of the company’s stock on the record date or an account statement showing that you were the beneficial owner of the company’s stock on the record date.

We reserve the right to deny admission to the meeting of any person other than a stockholder of record on the record date (or a duly designated proxy) or a beneficial owner of shares held in street name on the record date who has followed the procedures outlined above.

TIDEWATER INC.

601 Poydras Street, Suite 1900

New Orleans, LA 70130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2009 Annual Meeting of the Stockholders of Tidewater Inc. (the “company”) will be held in the Pan-American Life Center Auditorium, 11th Floor, 601 Poydras Street, New Orleans, Louisiana, on July 9, 2009, at 10:00 a.m., Central Time, to vote upon the following matters:

•	The election of 11 directors for a term of one year;

•	Approval of the Tidewater Inc. 2009 Stock Incentive Plan;

•	Ratification of the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as the company’s independent registered public accounting firm for the fiscal year ending March 31, 2010; and

•	Such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 15, 2009, are entitled to notice of and to vote at the 2009 Annual Meeting.

Your vote is important. If you are unable to attend in person and wish to have your shares voted, please complete, date and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Alternatively, you may vote by touchtone telephone or over the Internet as explained on the enclosed proxy card. You may revoke your proxy by giving notice to our Secretary at any time before the annual meeting, by delivering timely a proxy bearing a later date or by voting in person at the meeting.

By Order of the Board of Directors

BRUCE D. LUNDSTROM

Executive Vice President,

General Counsel and Secretary

New Orleans, Louisiana

June 4, 2009

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF OUR

PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 9, 2009.

This proxy statement and our 2009 annual report

are available at www.edocumentview.com/TDW

TIDEWATER INC.

601 Poydras Street, Suite 1900

New Orleans, LA 70130

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I receiving these proxy materials?

A:	Our board of directors is soliciting your proxy to vote at the annual meeting because you owned shares of our common stock at the close of business on May 15, 2009, the record date for the meeting, and are entitled to vote those shares at the meeting. The proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders and will be available online at www.edocumentreview.com/TDW beginning June 4, 2009. This proxy statement summarizes information you need to vote on the matters that will be considered at the annual meeting. You do not need to attend the annual meeting to vote your shares.

Q:	On what matters will I vote?

A:	At the annual meeting, our stockholders will be asked to elect 11 directors for a one year term, approve the Tidewater Inc. 2009 Stock Incentive Plan (the “Plan”), ratify the selection of Deloitte & Touche as our independent registered public accounting firm for fiscal year 2010, and consider any other matter that properly comes before the meeting.

Q:	Where and when will the meeting be held?

A:	The meeting will be held at the Pan-American Life Center Auditorium, 11th Floor, 601 Poydras Street, New Orleans, Louisiana, on July 9, 2009, at 10:00 a.m., Central Time.

Q:	Who is soliciting my proxy?

A:	Our board of directors is soliciting your proxy that would be voted at our 2009 annual meeting of stockholders. By completing and returning the proxy card or voting instruction card, you are authorizing the proxy holder to vote your shares at our annual meeting as you have instructed on the proxy card.

Q:	How many votes may I cast?

A:	You may cast one vote for every share of our common stock that you owned on the record date. With respect to the election of directors, you may cast one vote for every share of our common stock that you owned on the record date for each director nominee.

Q:	How many votes can be cast by all stockholders?

A:	On the record date, we had 51,678,465 shares of common stock outstanding, all of which were entitled to one vote per share.

Q:	How many shares must be present to hold the meeting?

A:	Our amended and restated bylaws provide that the presence at the meeting of a majority of the outstanding shares of stock entitled to vote constitutes a quorum. On the record date, 25,839,233 shares constitute a majority of our outstanding stock entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered in your name with our transfer agent, Computershare, you are the “stockholder of record” with respect to those shares and the proxy materials have been directly sent to you by us.

If your shares are held on your behalf in a stock brokerage account or by a bank or other nominee, you are the “beneficial owner” of shares held in “street name” and the proxy materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to instruct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet.

Q:	Can my shares be voted if I do not return the proxy card and do not attend the meeting in person?

A:	If you hold shares in street name and you do not provide voting instructions to your broker, bank or nominee, your shares will not be voted on any proposal as to which your broker does not have discretionary authority to vote (a “broker non-vote”). In that case, your shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such proposal. Under New York Stock Exchange rules, brokers generally have discretionary authority to vote without instructions from beneficial owners on the election of directors and the ratification of the appointment of an independent registered public accounting firm but do not have discretionary authority to vote without instructions from beneficial owners on the adoption or approval of the terms of equity compensation plans, such as our proposed Plan.

If you do not vote shares registered in your name, your shares will not be voted.

Q:	What vote is required to approve each item?

A:	Election of Directors. Our amended and restated bylaws provide that directors are elected by a plurality of the votes cast by holders of common stock present in person or represented by proxy and entitled to vote at the annual meeting. This means that the director nominees receiving the highest number of votes for the available director seats are elected to the Board. You may vote “for” all director nominees or withhold your vote for any one or more of the director nominees. Only votes “for” are counted in determining the number of votes cast in favor of a director nominee. If you hold your shares in street name and do not give voting instructions to your broker, bank or nominee, they will be entitled to vote your shares with respect to the election of directors. Abstentions and withheld votes have no effect on the plurality vote for the election of directors.

Although our directors are elected by plurality vote, the board has adopted a majority voting policy that provides that if, in an uncontested election, any nominee for director receives a greater number of “withheld” votes than “for” votes, he or she is required to tender his or her resignation for consideration by the nominating and corporate governance committee of the board of directors. We have provided more information about our majority voting policy in this proxy statement under the heading “Corporate Governance—Majority Voting Policy.”

Approval of the Plan.    The proposal to approve the terms of the Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. If you hold your shares in street name and do not give voting instructions to your broker, bank or nominee, they will not be entitled to vote your shares with respect to the approval of the Plan. Abstentions will count as a vote against the approval of the terms of the Plan.

Ratification of Independent Registered Public Accounting Firm.    The proposal to ratify the selection of Deloitte & Touche as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. If you hold your shares in street name and do not give voting instructions to your broker, bank or nominee, they will be entitled to vote your shares with respect to the ratification of the selection of our independent registered public accounting firm. Abstentions will count as a vote against the ratification of the selection of our independent registered public accounting firm.

All other matters that properly come before the annual meeting will be decided by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting, except where a different vote is required by statute, our certificate of incorporation or our amended and restated bylaws.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•

Proxy card or voting instruction card:    If your shares are registered in your name, you may vote by completing, signing and dating the card and then returning it in the enclosed prepaid envelope. If your shares are held in street name by a broker, bank or other nominee, you should have been provided with a voting instruction card that will provide you with the voting procedures you will need to follow to cast your vote.

•

By telephone or the Internet:    If your shares are registered in your name, you may vote by telephone by calling 1-800-625-8683 or on the Internet at www.envisionreports.com/TDW by following the instructions at that site. The availability of telephone and Internet voting for beneficial owners whose shares are held in street name will depend on the voting procedures adopted by your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

•

In person at the annual meeting:    You may also vote in person at the annual meeting, either by attending the meeting yourself or authorizing a representative to attend the meeting on your behalf. You may also execute a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a proxy from your broker, bank or nominee naming you as the proxy holder and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Q:	Once I deliver my proxy, can I revoke or change my vote?

A:	Yes. You may revoke or change your proxy at any time before it is voted at the meeting by giving a written revocation notice to our Secretary, by delivering timely a proxy bearing a later date or by voting in person at the meeting.

Q:	What if I do not vote for a proposal on the proxy card I return?

A:	If you properly execute and return a proxy or voting instruction card, your stock will be voted as you specify. If you are a stockholder of record and make no specifications on your proxy card, your shares will be voted (i) FOR the director nominees, (ii) FOR the Plan, and (iii) FOR the ratification of the selection of Deloitte & Touche as our independent registered public accounting firm for fiscal year 2010. If you are a beneficial owner of shares and do not give voting instructions to your broker, bank or nominee, they will be entitled to vote your shares with respect to the election of directors and the ratification of the selection of our independent registered public accounting firm, but will not be entitled to vote your shares with respect to the approval of the Plan.

Q:	Who pays for soliciting proxies?

A:	We pay all costs of soliciting proxies. In addition to solicitations by mail, we have retained Morrow & Co. to aid in the solicitation of proxies at an estimated fee of $5,000 and Broadridge Financial Solutions, Inc. (formerly ADP Investor Communications) at an estimated fee of $120,000. Our directors, officers and employees may request the return of proxies by mail, telephone, Internet, personal interview or other means. We are also requesting that banks, brokerage houses and other nominees or fiduciaries forward the soliciting material to their principals and that they obtain authorization for the execution of proxies. We will reimburse them for their reasonable expenses.

Q:	Could other matters be considered and voted upon at the meeting?

A:	The board does not expect to bring any other matter before the annual meeting and it is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our amended and restated bylaws, the time has expired for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holder will vote the proxies in his discretion.

Q:	What happens if the meeting is postponed or adjourned?

A:	Your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below shows the name, address and stock ownership of each person known by us to own beneficially more than 5% of our common stock as of May 15, 2009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Of Class(1)
FMR LLC	3,613,708	(2)	6.99%
82 Devonshire Street
Boston, Massachusetts 02109

BlackRock, Inc.	3,215,627	(3)	6.22%
40 East 52nd Street
New York, New York 10022

(1)	Based on 51,678,465 shares of common stock outstanding on May 15, 2009.
(2)	Based on Schedule 13G filed on February 17, 2009 with the Securities and Exchange Commission by FMR LLC. Of the 3,613,708 shares beneficially owned, FMR LLC and its affiliates collectively had sole voting power over 145,598 shares, shared voting power over none of the shares, sole dispositive power over all of the shares, and shared dispositive power over none of the shares.
(3)	Based on Schedule 13G filed on February 10, 2009 with the Securities and Exchange Commission by BlackRock, Inc. Of the 3,215,627 shares beneficially owned, BlackRock, Inc. and its affiliates collectively had sole voting power over none of the shares, shared voting power over all of the shares, sole dispositive power over none of the shares, and shared dispositive power over all of the shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of May 15, 2009, by each director, by each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group:

Name	Amount and Nature of Beneficial Ownership		Percent of Class of Common Stock(1)	Tidewater Inc. Deferred Stock Units(2)
M. Jay Allison	0		*	5,479
Joseph M. Bennett	69,112	(4)(6)	*	0
James C. Day	0		*	3,760
Stephen W. Dick	88,387	(4)(6)	*	0
Richard T. du Moulin	24,100	(3)(7)	*	6,314
Quinn P. Fanning	22,726	(4)(6)	*	0
J. Wayne Leonard	15,000	(3)	*	6,314
J. Keith Lousteau	117,172	(4)(9)	*	0
Jon C. Madonna	7,100	(3)	*	6,314
Joseph H. Netherland	4,000		*	1,026
William C. O’Malley	76,859	(3)(4)	*	6,314
Richard A. Pattarozzi	22,500	(3)	*	6,314
Jeffrey M. Platt	76,740	(4)(6)(8)	*	0
Nicholas J. Sutton	0		*	5,784
Cindy B. Taylor	0		*	3,016
Dean E. Taylor	452,313	(4)(6)(10)	*	0
Jack E. Thompson	7,500	(3)	*	6,314
All directors and executive officers as a group (18 persons)	1,026,365	(5)	1.99%	56,949

*	Less than 1.0%.
(1)	Calculated on the basis of 51,678,465 shares of common stock outstanding at May 15, 2009, and includes for each person and group the number of shares the person or group has the right to acquire within 60 days of May 15, 2009
(2)	Each of the non-management directors receives deferred stock units under the Directors Deferred Stock Units Plan as part of his annual compensation with a value equal to $100,000 on March 31 of the year of issuance.
(3)	Includes shares that may be acquired within 60 days upon exercise of non-management director stock options, as follows: Mr. du Moulin, 15,000; Mr. Leonard, 15,000; Mr. Madonna, 5,000; Mr. O’Malley, 22,500; Mr. Pattarozzi, 22,500; and Mr. Thompson, 5,000.
(4)	Includes shares that may be acquired within 60 days upon exercise of employee stock options, as follows: Mr. Bennett, 25,580; Mr. Dick, 31,655; Mr. Lousteau, 96,304; Mr. Platt, 27,255; and Mr. Taylor 313,039. Also includes shares attributable to accounts under our 401(k) Savings Plan as follows: Mr. Bennett, 2,760; Mr. Dick, 104; Mr. Fanning, 151; Mr. Lousteau, 5,201; Mr. O’Malley, 623; Mr. Platt, 975; and Mr. Taylor, 3,895.
(5)	Includes 591,671 shares of our common stock that such persons have the right to acquire within 60 days through the exercise of options; 3,728 shares for which directors and executive officers reported indirect ownership and disclaim beneficial ownership; and 13,949 shares attributable to such persons’ accounts in our 401(k) Savings Plan.
(6)	Includes 22,463 shares of restricted stock as to which Mr. Bennett has the sole voting power, but no investment power; 28,907 shares of restricted stock as to which Mr. Dick has the sole voting power, but no investment power; 21,354 shares of restricted stock as to which Mr. Fanning has the sole voting power, but no investment power; 29,956 shares of restricted stock as to which Mr. Platt has the sole voting power, but no investment power; and 82,365 shares of restricted stock as to which Mr. Taylor has the sole voting power, but no investment power.
(7)	Includes 1,100 shares owned by Mr. du Moulin’s children, as to which he disclaims beneficial ownership.
(8)	Includes 708 shares acquired in a previous employer’s 401(k) Plan.
(9)	Mr. Lousteau retired as executive vice president, chief financial officer and treasurer of the company on September 30, 2008.
(10)	Includes 2,628 shares owned by Mr. Taylor’s children, as to which he disclaims beneficial ownership.

CORPORATE GOVERNANCE

Our board of directors and management have adopted corporate governance practices designed to aid in the fulfillment of their respective duties and responsibilities to the company’s stockholders.

Corporate Governance Policy.    The board of directors has adopted a Corporate Governance Policy, which is the framework for the governance of our company. From time to time, the board of directors reviews and may revise our Corporate Governance Policy to reflect new regulatory requirements and evolving corporate governance practices.

Code of Business Conduct and Ethics.    The board of directors has also adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics sets forth principles of ethical and legal conduct to be followed by our directors, officers and employees. Under our Code of Business Conduct and Ethics, any employee who reasonably believes or suspects that any director or employee has violated the Code of Business Conduct and Ethics is responsible for reporting such activities. We do not permit retaliation of any kind against any person who, in good faith, reports any known or suspected improper activities pursuant to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics also references disclosure controls and procedures required to be followed by all officers and employees involved with the preparation of the company’s SEC filings. These disclosure controls and procedures are designed to enhance the accuracy and completeness of the company’s SEC filings and, among other things, to ensure continued compliance with the Foreign Corrupt Practices Act.

Communications with Directors.    The board of directors has adopted procedures for stockholders and other interested parties to communicate directly with our board, the non-management directors or any individual director by writing to any one of the independent directors in care of our Secretary at 601 Poydras St., Suite 1900, New Orleans, LA 70130. Our company or the individual director that you contact will forward the communication to the appropriate director. For more information regarding how to contact the members of our board, please visit our web site at http://www.tdw.com/company/concerns.html.

Complaint Procedures for Accounting, Auditing and Financial Related Matters.    The audit committee has established procedures for receiving, reviewing and responding to complaints from any source regarding accounting, internal accounting controls and auditing matters. The audit committee has also established procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Interested parties may communicate such complaints by following the procedures described under the heading “Communications with Directors” above. Employees may report such complaints by following the procedures outlined in the Code of Business Conduct and Ethics and through other procedures communicated and available to them. We do not permit any retaliation of any kind against any person who, in good faith, submits a complaint or concern under these procedures.

Majority Voting Policy.    The board of directors has adopted a Majority Voting Policy. Any nominee for director in an uncontested election who receives a greater number of “withheld” votes than “for” votes shall tender his or her resignation following certification of the stockholder vote. The nominating and corporate governance committee is required to promptly consider the tendered resignation and recommend to the board of directors whether to accept the tendered resignation. The board is required to act on the committee’s recommendation within 90 days following certification of the stockholder vote.

We will promptly publicly disclose the board of directors’ final decision and decision process in a current report on Form 8-K filed with the Securities and Exchange Commission.

Executive Sessions of Independent Board Members.    The non-management members of the board of directors meet each year in regularly scheduled executive sessions. Additional executive sessions may be scheduled throughout the year by the non-management directors. Following each year’s annual meeting, the board of directors appoints a lead director who presides over these sessions for the next fiscal year.

Annual Board Self-Assessments.    The board of directors has instituted annual self-assessments of the board of directors, as well as the audit committee, the compensation committee, the nominating and corporate governance committee and the finance and investment committee, to assist in determining whether the board of directors and its committees are functioning effectively. In fiscal 2009, the board and each of its committees completed self-evaluations and reviewed and discussed the results. The nominating and corporate governance committee oversees this evaluation process.

Board Committee Charters.    The board of directors has adopted written charters for the audit committee, the compensation committee, the nominating and corporate governance committee and the finance and investment committee. Each committee reviews and evaluates its charter at least annually and recommends any proposed changes to the board of directors for approval.

Availability of Corporate Governance Materials.    You may access all committee charters, our Corporate Governance Policy, our Code of Business Conduct and Ethics, our Majority Voting Policy (which is contained in our Corporate Governance Policy) and other corporate governance materials through the “Governance” page of our website at http://www.tdw.com. You also may receive printed copies without charge by writing to us at: 601 Poydras St., Suite 1900, New Orleans, LA 70130, Attention: Secretary.

ELECTION OF DIRECTORS

(PROPOSAL 1)

Tidewater’s directors are elected at each annual shareholders’ meeting and hold office until the next election. Assuming shareholders elect all the director nominees named in this proxy statement at the 2009 Annual Meeting of Stockholders, Tidewater will have 11 directors.

Pursuant to company policy, William C. O’Malley is not eligible to stand for re-election as a director because he has reached the age of 72. The board has elected to reduce the number of directors from 12 to 11 and not to nominate a candidate to replace Mr. O’Malley.

It is intended that the proxies solicited hereby will be voted FOR the election of each of the nominees. In the event any nominee is no longer a candidate at the time of the annual meeting, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. Our board has no reason to believe that any nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a director. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.

Nominees for Director

M. Jay Allison, 53, President and Chief Executive Officer of Comstock Resources, Inc. since 1988, Chairman of the Board of Directors of Comstock Resources, Inc. since 1997, and Director of Comstock Resources, Inc. since 1987. Director since 2006.

James C. Day, 66, retired Chairman of the Board and former Chief Executive Officer of Noble Corporation; Director of ONEOK, Inc., EOG Resources, Inc. and trustee of the Samuel Roberts Noble Foundation. Director since 2007.

Richard T. du Moulin, 62, President of Intrepid Shipping LLC since 2002; Chairman and CEO of Marine Transport Corporation, 1998-2002 and Director of Teekay Tankers and Globe Wireless. Director since 2003.

J. Wayne Leonard, 58, Chief Executive Officer and Director of Entergy Corporation since 1999; Director since 2003.

Jon C. Madonna, 66, Chairman of DigitalThink, Inc., 2002-2004 and President and Chief Operating Officer of DigitalThink, Inc. since January 2002; President and Chief Executive Officer of Carlson Wagonlit Travel, 1999-2000; Vice Chairman of Travelers Group, 1997-1998; Chairman and Chief Executive Officer of KPMG Peat Marwick, 1990-1996; Director of AT&T Corp. and Freeport-McMoran Copper & Gold Inc. Director since 1999.

Joseph H. Netherland, 62, retired Chairman of the Board and former Chief Executive Officer of FMC Technologies; Director of FMC Technologies and Newfield Exploration Company. Director since 2008.

Richard A. Pattarozzi, 65, former Vice President of Shell Oil Company E&P; President and Chief Executive Officer of Shell Deepwater Development, Inc. and Shell Deepwater Production, Inc; Director of Global Industries, Inc., Stone Energy, Inc. and FMC Technologies, Inc. Director since 2001.

Nicholas J. Sutton, 64, Chairman and Chief Executive Officer of Resolute Natural Resources Company (and affiliated entities); Former Chairman and CEO of HS Resources, Inc.; Former Director of Kerr-McGee Corporation. Director since 2006.

Cindy B. Taylor, 47, President and Chief Executive Officer of Oil States International, Inc. since April 2007; Director of Oil States International, Inc. and Global Industries, Ltd. Director since 2008.

Dean E. Taylor, 60, Chairman since July 2003, Chief Executive Officer since March 2002 and President since October 2001; Executive Vice President, 2000-2001, Senior Vice President, 1998-2000. Director of Whitney Holding Corporation and the American Bureau of Shipping. Director since 2001.

Jack E. Thompson, 59, Management Consultant since December 2001; Vice Chairman of Barrick Gold Corp., 2001 to 2005; Chairman and CEO of Homestake Mining Co., 1994 to 2001; Director of Century Aluminum Co. and of Centerra Gold Inc.; Advisory Board Member of Resource Capital Funds III and IV, 2002-2009. Director since 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF

THE ELEVEN NOMINEES FOR DIRECTOR LISTED ABOVE.

INDEPENDENCE OF DIRECTORS

The board of directors is currently composed of 12 directors, 11 of whom the board has determined meet the New York Stock Exchange definition of independence. The standards relied upon by the board in affirmatively determining whether a director is independent are comprised of the objective standards set forth in corporate governance listing standards of the New York Stock Exchange. In making this determination, the board evaluated responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, the company and management. In its review of director independence, the board also considered the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships any director may have with the company or management. The board of directors has affirmatively determined that Messrs. Allison, Day, du Moulin, Leonard, Madonna, Netherland, O’Malley, Pattarozzi, Sutton, and Thompson, and Ms. Taylor, are independent directors.

BOARD OF DIRECTORS AND COMMITTEE COMPOSITION

Board of Directors.    As of the date of this proxy statement, our board consists of 12 members. During fiscal 2009, our board held seven meetings, and each of our directors attended 75% or more of the meetings of the board and of the committees on which they served. Our board does not have a policy on attendance at annual meetings. Our board’s practice is to schedule a board meeting on the same date as the annual meeting to facilitate director attendance at the annual meeting. All of the board members who were directors on the date of the 2008 Annual Meeting attended the 2008 Annual Meeting.

During fiscal 2009, the non-management members of our board, which included all of our directors except Mr. Taylor, met six times in executive session. Richard A. Pattarozzi served as lead director presiding over these executive sessions. Each year, the board of directors appoints a lead director immediately following the annual meeting to serve during the next fiscal year.

Board Committees.    Our board currently has, and appoints the members of, standing audit, compensation, nominating and corporate governance and finance and investment committees. Each of the board committees is comprised entirely of independent non-management directors. Each of the board committees has a written charter approved by the board. The current charter for each committee is posted on the “Governance” page of our website at http://www.tdw.com. The current members of our board committees are identified in the following table:

Board Committee
	Audit	Compensation	Nominating and Corporate Governance	Finance and Investment
M. Jay Allison	x			x
James C. Day		x	x
Richard T. duMoulin		Chairman		x
J. Wayne Leonard	x			Chairman
Jon C. Madonna	Chairman		x
Joseph H. Netherland		x		x
William C. O’Malley				x
Richard A. Pattarozzi	x		x
Nicholas Sutton		x	x
Cindy B. Taylor	x			x
Jack E. Thompson		x	Chairman

Audit Committee.    The audit committee oversees:

•	the integrity of our financial statements, reports and other financial information;

•	the company’s compliance with legal and regulatory requirements;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of our internal audit group and independent registered public accounting firm.

Among the audit committee’s key responsibilities are to review with management and the independent registered public accounting firm our audited financial statements, discuss with management and the independent registered public accounting firm the quality and adequacy of our internal controls, discuss with the independent registered public accounting firm the quality and acceptability of the accounting principles applied, appoint and retain the independent registered public accounting firm and review and approve the scope and cost of audit and non-audit services to be performed by the independent registered public accounting firm.

The audit committee is also responsible for preparing the audit committee report required by the rules of the SEC to be included in our annual proxy statement.

The audit committee met eight times during fiscal 2009. The board has determined that each of Messrs. Madonna and Leonard and Ms. Taylor qualify as an “audit committee financial expert,” as defined by SEC rules.

Compensation Committee.    The purpose of the compensation committee is to assist the board of directors in discharging the board’s responsibilities relating to:

•	overseeing our executive compensation program;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers and determining and approving the compensation of our executive officers;

•	consideration of all substantive elements of our total employee compensation package;

•	overseeing the administration of our executive compensation plans and programs;

•	ensuring compliance with laws and regulations governing executive compensation; and

•	engaging in such other matters as may from time to time be specifically delegated to the committee by the board of directors.

The compensation committee is also responsible for reviewing and discussing with management the “Compensation Discussion and Analysis” portion of our proxy statement and, based on such review and discussion, recommending to the board that the Compensation Discussion and Analysis be included in our proxy statement and issuing a Compensation Committee Report to that effect to be included in the proxy statement.

The compensation committee met seven times during fiscal 2009. The committee reports to the board of directors on all compensation matters regarding our executive officers and employees.

The “Compensation Discussion and Analysis” section of this proxy statement provides a discussion of the process the committee uses in determining executive compensation.

Nominating and Corporate Governance Committee.    The purpose of the nominating and corporate governance committee is to:

•	assist the board of directors by identifying individuals qualified to serve as directors of the company and recommending nominees to the board;

•	monitor the composition of the board and its committees;

•	recommend to the board a set of corporate governance guidelines for the company;

•	oversee compliance with legal and regulatory requirements;

•	review director compensation and benefits; and

•	lead the board in its annual review of the board’s performance.

The nominating and corporate governance committee met five times in fiscal 2009.

Director Qualifications and Compensation.    The committee seeks a diverse group of prospective candidates for board service who possess the appropriate characteristics, skills, experience and time to make a significant contribution to our board of directors, the company and our stockholders. Each candidate is evaluated to ensure that he or she possesses personal and professional character and integrity, and must demonstrate exceptional ability and judgment in his or her respective endeavors. Candidates must possess sufficient time to effectively carry out their duties and responsibilities.

In considering the composition of the board of directors as a whole, the committee and the board consider the skills and experiences of each candidate as it deems appropriate to assure that specific talents, skills and other characteristics that are needed to maintain the board’s effectiveness are possessed by an appropriate combination of directors.

The committee may employ professional search firms (for which it would pay a fee) to assist it in identifying potential nominees for board service with the right mix of skills and disciplines.

The nominating and corporate governance committee is also responsible for annually reviewing and setting director compensation and benefits and for reviewing director education programs. The nominating and corporate governance committee retained Towers Perrin in fiscal 2007 to review director retainers, meeting fees and stock-based compensation provided by our company in comparison to 16 companies in the energy services industry as well as a general market survey of similarly sized public companies.

Consideration of Candidates Recommended by Stockholders.    Our amended and restated bylaws provide that a stockholder of our company entitled to vote for the election of directors may nominate candidates for election to our board at a meeting of stockholders by complying with the required notice procedures. To be timely for our next annual meeting in 2010, a stockholder’s notice must be given in writing and delivered or mailed to the company’s Secretary and received at our principal executive offices no later than April 25, 2010 and no earlier than March 31, 2010, provided that if the 2010 annual meeting is called for a date more than 50 days prior to July 9, 2010, a stockholder’s notice, in order to be timely, must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. Nominee recommendations are required to set forth, among other things, specified information as to the nominees, and specified information as to the stockholder making the nomination or proposal. We may require any proposed nominee to furnish such information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of our company. A description of these requirements is set forth in the company’s amended and restated bylaws, available in the “Governance” section of our website at http://www.tdw.com.

The committee’s policy with respect to the consideration of director candidates recommended by stockholders is that the committee will consider such candidates on the same basis and in the same manner as it considers all director candidates.

Finance and Investment Committee.    The purpose of the finance and investment committee is to:

•	oversee the company’s financial affairs, policies and strategies, including its annual and long-term financial plans;

•	monitor investment policies and guidelines for its employee benefits trust funds; and

•	evaluate and analyze the company’s capital structure, tax strategy, dividend policy and risk profile.

The finance and investment committee met five times in fiscal 2009.

The finance committee also has responsibility for appointing and monitoring independent investment managers and for overseeing the development of projected operating budgets and capital expenditures and making recommendations as appropriate to the board of directors on an annual and quarterly basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee are Messrs. Day, du Moulin, Netherland, Sutton and Thompson. None of the members of our compensation committee has been an officer or employee of our company or any of our subsidiaries. No executive officer of our company served in the last fiscal year as a director or member of the compensation committee of another entity one of whose executive officers served as a member of our board or on our compensation committee.

DIRECTOR COMPENSATION

FISCAL YEAR 2009 DIRECTOR COMPENSATION TABLE

This table reflects the compensation information for each of our outside directors. Mr. Taylor’s compensation is reflected in the Summary Compensation Table in the section titled “Executive Officer Compensation.”

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	Other Compensation		Total ($)
M. Jay Allison	$77,000	$53,316	—	$5,000	(3)	$135,316

James C. Day	$78,500	$82,184	—	0		$160,684

Richard T. du Moulin	$89,000	$39,294	$3,327	$5,000	(3)	$136,621

J. Wayne Leonard	$74,500	$39,294	$3,605	0		$117,489

Jon C. Madonna	$90,500	$39,294	$14,320	$1,000	(3)	$145,114

Joseph H. Netherland	$25,275	$38,095	—	0		$63,370

William C. O’Malley	$54,500	$39,294	$7,694	$12,000	(4)	$113,488

Richard A. Pattarozzi	$106,000	$39,294	$6,884	$2,050	(3)	$154,228

Nicholas J. Sutton	$74,000	$48,218	—	0		$122,218

Cindy B. Taylor	$75,500	$94,735	—	0		$170,235

Jack E. Thompson	$85,500	$39,294	$853	$5,000	(3)	$130,647

(1)	Each of the non-management directors was granted 2,694 deferred stock units during fiscal 2009, except that Mr. Netherland, who joined the board during fiscal 2009, received 1,026 units. The amounts reflected in this column are equal to the compensation cost recognized by the company during fiscal 2009 for financial statement purposes in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”) for deferred stock units granted to our directors in fiscal 2009 and earlier years. The grant date fair value of the deferred stock units granted in fiscal 2009 computed in accordance with FAS 123R was as follows: Messrs. Allison, Day, du Moulin, Leonard, Madonna, O’Malley, Pattarozzi, Sutton, Thompson and Ms. Taylor, $100,028; and Mr. Netherland, $38,095. Additional information related to the calculation of the compensation cost is set forth in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009. The non-management directors held the following numbers of deferred stock units at the end of fiscal 2009: Messrs. du Moulin, Leonard, Madonna, O’Malley, Pattarozzi and Thompson, 6,314 units; Mr. Sutton, 5,784 units; Mr. Allison, 5,479 units; Mr. Day, 3,760 units; Ms. Taylor, 3,016 units; and Mr. Netherland 1,026 units.
(2)	Consists solely of changes in pension value.
(3)	Represents costs of payments and payment commitments pursuant to our Gift Matching Program.
(4)	William C. O’Malley, our former Chairman, President and Chief Executive Officer, is reimbursed $12,000 annually for clerical support.

We use a combination of cash and equity-based compensation to attract and retain our non-management directors. Compensation for the non-management directors for fiscal 2009 consisted of an annual cash retainer, an additional annual cash retainer for the lead director and for the chairs of each board committee, meeting fees, an annual grant of deferred stock units and other benefits. Officers of the company who also serve as directors do not receive any additional compensation for services as a director.

Director Fees.    For fiscal year 2009, the cash and equity-based compensation payable to the non-management directors was as follows:

•	An annual cash retainer of $40,000;

•	An additional annual cash retainer of $20,000 for the lead director;

•

An additional annual cash retainer of $15,000 for the chair of each of the audit committee and the compensation committee, and $10,000 for the chair of each of the nominating and corporate governance committee and the finance and investment committee;

•	A meeting fee of $2,000 for each board or committee meeting attended; and

•	An annual grant of deferred stock units valued at date of grant at $100,000 and described in more detail below.

Directors Deferred Stock Units.    On each March 31 that the Directors Deferred Stock Units Plan remains in effect, each non-management director is granted a number of stock units that is determined by dividing $100,000 by the fair market value of a share of our common stock. In the event of a change of control of our company, each non-management director will be granted a pro rata number of stock units for the partial year of service beginning at the end of the prior fiscal year through the date of the change of control. Dividend equivalents will also be credited to each director’s account in the form of additional deferred stock units. The deferred stock units are paid out in cash when a director ceases to serve on our board or upon a change of control of our company. The cash amount paid to the director is equal to the number of stock units credited to the director’s account in the Directors Deferred Stock Units Plan, multiplied by the fair market value of a share of our common stock valued as of the date of the event that triggers payout. A person who becomes a director or leaves the board during the fiscal year receives a pro rata grant.

Other Benefits.    We reimburse all directors for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and its committees.

Directors are generally eligible to participate in the company’s Gift Matching Program on the same terms as employees. Under this program, the company matches a director’s contribution to an educational institution or foundation up to $5,000 per year.

Retirement Plan.    In the past, we provided a Retirement Plan for the benefit of non-management directors who retired from our board on or after reaching age 65 or after completing five or more years of service on our board. We froze benefits under the Retirement Plan as of March 31, 2006 and terminated any further benefit accruals. A director who was a member of our board on May 31, 2001, will receive an annual benefit of $30,000 for a term equal to the number of years the retired director served as a non-management director. A non-management director who joined our board after May 31, 2001, will receive the annual benefit for no more than five years. If a director dies prior to payment of his benefit, a death benefit is payable to his beneficiaries equal to the then present value of the unpaid benefit. The Retirement Plan provides for the protection of benefits in the event of a change of control of our company and allows a director to elect to be paid out in a lump sum in such event.

The accrued benefits of the board members under the Retirement Plan and their years of credited service are as follows:

Board Member	Years of Service Credit		Present Value of Retirement Benefit(1)
Jon C. Madonna	6	3/4	99,101
Richard A. Pattarozzi	4	1/2	68,847
William C. O’Malley	4		103,869
Richard T. du Moulin	2	1/2	32,799
J. Wayne Leonard	2	1/2	24,043
Jack E. Thompson	1		10,770
Nicholas J. Sutton	0		0
M. Jay Allison	0		0
James C. Day	0		0
Cindy B. Taylor	0		0
Joseph H. Netherland	0		0

(1)	Assumes retirement at age 72 and an 8% fixed rate of return.

AUDIT COMMITTEE REPORT

The audit committee of our board is composed of five directors, all of whom meet the independence requirements of the New York Stock Exchange. Management has the primary responsibility for the preparation of the company’s financial statements and our company’s filings, including the design and implementation of the company’s internal controls. Our audit committee oversees the integrity of the company’s financial statements, reports and other financial information, the company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of our internal audit group and independent registered public accounting firm. Our audit committee operates under a written charter which is available on the company’s website at http://www.tdw.com.

In fulfilling its oversight responsibilities for fiscal 2009, our audit committee reviewed and discussed with management and our independent auditors the company’s earnings releases and periodic filings with the SEC. Among other things, the audit committee reviewed and discussed the quality, not just the acceptability, of the accounting principles as selected by management and as applied in the financial statements.

In addition, our audit committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors also provided to our audit committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and our audit committee discussed with the independent auditors their independence, and considered the compatibility of any non-audit services provided by our auditors with the requirements of auditor independence.

The committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The committee held eight meetings during fiscal 2009.

Under the audit committee charter, each year the audit committee appoints and retains an independent registered public accounting firm to act as auditors of our company’s financial statements for the ensuing year. Pursuant to policies adopted by the audit committee, the audit committee also pre-approves the scope of all audit services annually. Audit services and permitted non-audit services must be pre-approved by the full audit committee, except that the chairman of the audit committee has the authority to pre-approve any specific service if the total anticipated cost of such service is not expected to exceed $25,000, and provided the full audit committee ratifies the chairman’s approval at its next regular meeting. All audit and non-audit services for fiscal 2009 were pre-approved by the audit committee.

Other Information

The following table lists the aggregate fees and costs billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) to our company for the fiscal year ended March 31, 2008 and the fiscal year ended March 31, 2009.

	Amount Billed
	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2009
Audit Fees(1)	$1,564,000	$1,480,000
Audit-Related Fees(2)	$40,000	$50,000
Tax Fees(3)	$50,000	$55,000
All Other Fees	$0	$0

(1)	Relates to services rendered in connection with auditing our company’s annual consolidated financial statements for each applicable year and reviewing our company’s quarterly financial statements. Also includes services rendered in connection with statutory audits and financial statement audits of our subsidiaries.

(2)	Consists of financial accounting and reporting consultations and employee benefit plan audits.
(3)	Consists of United States and foreign corporate tax compliance services and consultations.

The audit committee has determined that the provision of services described above is compatible with maintaining the independence of the independent auditors.

Based on the review and discussions referred to above, the audit committee recommended to the board (and the board has approved) that the audited financial statements be included in our company’s Annual Report on Form 10-K for the year ended March 31, 2009, for filing with the Securities and Exchange Commission. The audit committee has selected Deloitte & Touche as the company’s independent registered public accounting firm for fiscal year 2010, and that selection is being presented to the stockholders for ratification at the annual meeting.

Audit Committee:

Jon C. Madonna, Chairman

M. Jay Allison

J. Wayne Leonard

Richard A. Pattarozzi

Cindy B. Taylor

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:

Richard T. duMoulin, Chairman

James C. Day

Nicholas J. Sutton

Jack E. Thompson

Joseph H. Netherland

COMPENSATION DISCUSSION AND ANALYSIS

Introduction.    This Compensation Discussion and Analysis is designed to provide stockholders with an understanding of our compensation philosophy and objectives as well as the analysis that our compensation committee performed in setting executive compensation for fiscal 2009. It discusses the compensation committee’s determination of how and why, in addition to what, compensation actions were taken for the executive officers who are identified in the Fiscal 2009 Summary Compensation Table below. We refer to these executives as our “named executives.”

Objectives.    As a company with a global reach in an operationally-demanding, volatile, cyclical, and capital-intensive business, we design our executive compensation program to achieve the following objectives:

•	attract, motivate, and retain the executive talent that we require to compete and manage our business effectively;

•	promote a performance- and achievement-oriented environment;

•	manage fixed costs by combining a more conservative approach to base salaries with more emphasis on performance-dependent annual and long-term incentives;

•	align compensation with performance measures that are directly related to our company’s key financial and safety goals, individual performance, and creation of stockholder value;

•	offer the opportunity for greater compensation for superior performance, balanced by the risk of lower compensation when performance is less successful;

•	maintain individual levels of compensation that are appropriate relative to the compensation of other executives at the company; and

•	emphasize equity as the primary component of long-term compensation to ensure that pay opportunities are linked to stockholder returns.

Since our compensation programs are designed to reward achievement of corporate objectives, our programs change from time to time as those objectives change. The specific principles followed and decisions made in establishing the compensation of the named executives in fiscal 2009 are discussed in more detail below.

Components of Compensation.    The major components of our executive compensation program are the following:

•	base salaries, which reflect, in part, individual performance as well as salaries that are competitive in the marketplace;

•	annual cash incentive compensation based on the achievement by the company of financial and safety goals, and in some cases, individual performance;

•	long-term stock-based incentive compensation provided through the granting of stock options and time- and performance-based restricted stock;

•	retirement and potential change of control benefits; and

•	other executive benefits, including perquisites.

Each component is discussed in detail below under “Our Executive Compensation Program.”

The Compensation Setting Process.    Our board of directors has delegated to the compensation committee the responsibility of overseeing our executive compensation program. The compensation committee annually reviews and sets the compensation for our executive officers. For more information about the compensation committee’s responsibilities, see “Board of Directors and Committee Composition—Compensation Committee” and the committee’s charter, which is available in the “Governance” section of our website at http://www.tdw.com.

Our chief executive officer makes recommendations to the compensation committee with respect to salary, bonus, and long-term incentive awards for all executive officers other than himself. He develops these recommendations based on the competitive market information generated by the compensation consultant, the company’s compensation strategy, his assessment of individual performance, and the experience level of the particular executive. The committee discusses with the chief executive officer his recommendations and either approves or modifies the recommendations in its discretion. In evaluating the chief executive officer’s compensation, the committee reviews the competitive market information provided by Towers Perrin and determines changes to compensation levels based on our compensation strategy and its assessment of his performance. The compensation committee reports to the board of directors on all compensation matters regarding our executives and other key salaried employees.

Role of Compensation Consultant.    Our compensation committee uses Towers Perrin to assist in its ongoing review and analysis of our executive compensation program. Towers Perrin has been the primary compensation consultant for the committee for over six years. In addition, since 2006, we have retained Stern Stewart & Co. to provide specific guidance on developing and utilizing a particular performance metric (the measure of “economic value added” or “EVA”) as the major component of our annual incentive plan. EVA® is a registered trademark of Stern Stewart & Co. The use of EVA and Stern Stewart’s role in its development are discussed in greater detail below in “Annual Cash Incentive Compensation.”

Towers Perrin has no service or other relationship with the company except its role as primary consultant to our compensation committee as disclosed in this proxy statement. In fiscal 2008 and 2009, Towers Perrin provided a variety of services and information. The key objectives of the assignment in fiscal 2008 in terms of setting compensation for fiscal 2009 were:

•	to provide information regarding current competitive compensation levels for senior executives among oilfield service and general industry companies;

•	to provide a special proxy compensation analysis developing total remuneration levels for a peer group of companies, which is made up of 21 industry peer energy service companies;

•	to provide an analysis of share usage and share availability under our long-term incentive plan;

•	to construct a wealth accumulation analysis; and

•	to review trends in executive compensation.

The scope of the Towers Perrin compensation analysis involved collecting competitive market information on base salary, annual incentives and long-term incentives. Base salaries and bonus opportunities for the upcoming fiscal year are determined and equity awards are typically made in March of each year. We endeavor to use the most current information available when making compensation decisions. Since cash compensation decisions for fiscal 2009 disclosed in this proxy statement were made shortly before the end of fiscal 2008 and the equity awards reported in this proxy statement were made late in fiscal 2009, two separate Towers Perrin analyses were used to set fiscal 2009 compensation.

In both analyses, Towers Perrin compared our executive compensation to their most recent data for three separate groups: a group of peer energy services companies, the Towers Perrin Oilfield Service Compensation Survey, and a survey of general industry companies. The companies included in each of these three groups for the fiscal 2009 cash compensation analysis are listed on Annex A to this proxy statement; the companies included in each of the three groups for the fiscal 2009 equity grants are listed on Annex B.

Towers Perrin’s general industry survey includes a large number of companies of various sizes. In addition, Towers Perrin applies a regression analysis to size-adjust the data for companies with similar revenues to Tidewater, wherever possible. The particular companies included in those surveys with annual revenues of between $1 billion and $3 billion (the range in which our revenues fall) are also identified in Annexes A and B.

Analysis.    We target our executive pay at the level that generally approximates the 50th percentile of the comparison companies and the size-adjusted general industry survey. We review our actual and target total direct compensation (which is made up of base salary, target and actual annual cash incentive compensation and long-term incentive compensation) in conjunction with the Towers Perrin analyses in order to determine whether target total direct compensation is likely to fall at the range that we have targeted. We aim to keep salary somewhat below the median, annual incentive opportunities above the median and long-term incentives at the approximate median.

In late fiscal 2008, the committee also reviewed for the first time a wealth accumulation analysis prepared by company management that presented current wealth accumulation and valued each element of compensation that the executive could accumulate in the next five years under various scenarios of continuing employment and retirement. For this review, total compensation included all aspects of the named executive’s total cash compensation from continuing employment, the future value of current equity holdings and future equity awards, value of projected shares to be sold over the next five years and projected retirement benefits. The purpose of this analysis was to allow the committee to understand the total wealth potential of past and future compensation and benefit plans and to see how current compensation decisions may affect future wealth accumulation. In fiscal 2009, Towers Perrin prepared a wealth accumulation analysis for the committee’s consideration. The purpose of the analysis was to assess past, present and future value generated by all company sponsored compensation arrangements including past equity grants, future cash compensation, future equity grants and pension and defined contribution plan benefits. The analysis considered several different stock price scenarios. The committee used the wealth accumulation analysis as a method to gauge whether the wealth accumulated by the named executives was generally in line with peer companies, recognizing that tenure and age of the executive can have a significant impact on the amount of wealth accumulated.

Our Executive Compensation Program.    We compensate our named executives principally by using a combination of short-term compensation (salary and annual cash incentive payouts) and long-term compensation (the deferred portion of our annual cash incentives, stock options and restricted stock). We do not have a specific policy for the allocation of compensation between short-term and long-term compensation or cash and equity compensation. Rather, it is our policy to strongly emphasize the at-risk performance-based elements of compensation by keeping the salary portion of total compensation lower than that of our peer companies. Maintaining below the median salary levels also allows us to appropriately manage our fixed cash obligations in our cyclical industry. By using a higher salary percentage than that of our peer companies for our annual bonus target, we provide opportunities for our executives to achieve total cash compensation in successful years that substantially exceeds the median of cash compensation paid by our peers. We link annual cash incentive compensation to the company’s achievement of annual performance goals, while we link our long-term incentive compensation to longer-term performance goals and to the value of our common stock. We believe it is important to base a portion of our executives’ incentive compensation on the appreciation in value of our common stock in order to align the interests of our executives with the interests of our stockholders. We also believe it is important that our long-term compensation include a performance component. We select performance goals that we believe best reflect the principal drivers of our business and financial performance and create stockholder value.

Base Salary.    We review salary levels for named executives annually based on a variety of factors, including individual performance, annual incentive bonus payout amounts, general market salary levels, our company’s overall financial condition, and industry conditions. After reviewing these factors, we increased the salary levels of each of the named executives who served for all of fiscal 2009 by 4%, except that Mr. Bennett’s salary was increased by 22% in connection with his promotion to executive vice president during fiscal 2009. In recruiting new executive officers, we are prepared to offer competitive salaries and did so when we hired Mr. Fanning as an executive vice president and our chief financial officer during fiscal 2009.

Annual Cash Incentive Compensation.    We pay annual cash incentives for the purpose of rewarding financial, safety, and—for the named executives except for the chief executive officer—individual performance during the year.

In fiscal 2007 the compensation committee began working with Stern Stewart to institute an annual incentive program that was based primarily on the EVA to our company during the fiscal year and our safety performance.

EVA® is a framework developed by Stern Stewart for setting goals and measuring performance that rewards participants for both short-term and long-term results realized by the company. When we began using EVA in fiscal 2007, it was our goal to keep the EVA-based annual incentive program in place for three years in order to develop an EVA-driven culture throughout the company and to give us an adequate opportunity to evaluate the long-term effectiveness of the new system. The compensation committee has also used EVA as a performance measure in triggering the lapse of restrictions on recent grants of restricted stock.

In addition to the EVA component, we also include a safety performance component in our annual incentive program to reinforce our commitment to be an industry leader in safety. Experience has taught us that a safe work environment helps us to attract and retain a more experienced work force. Additionally, a safe work environment gives us an advantage when we compete for work from the most reputable and superior customers. Finally, our excellent safety record helps us to minimize our insurance premiums and overall cost of doing business.

The annual incentive award established for our chief executive officer was based upon EVA and safety results and is earned under our Executive Officer Annual Incentive Plan. To preserve the tax deductibility of his compensation, the annual bonus of our chief executive officer is entirely based on company performance goal achievement without a subjective individual performance component. Annual awards paid to our other named executives are paid under our Management Annual Incentive Plan. These awards are also based upon EVA and safety performance, but are subject to adjustment based on evaluations of individual performance by the chief executive officer and the compensation committee.

We calculate our EVA by subtracting from our net after-tax operating profit an appropriate charge for the opportunity cost of all capital that we have invested over the measurement period. Thus, our EVA measures the amount by which our earnings exceed or fall short of a rate of return that our stockholders could reasonably expect to obtain if they invested in other securities of comparable risk. EVA is our principal performance measure because we believe that it is the best measure of the value that the members of our management team add to capital invested by our stockholders. By focusing on our financial performance as a function of our invested capital, our management is incentivized to make prudent investments in assets that are capable of providing a strong return on capital.

At the beginning of each fiscal year, our compensation committee specifies target annual awards for each named executive. The target award is a percentage of base salary, and the percentage is determined based upon the Towers Perrin analysis and the participant’s position and ability to directly influence our financial and safety performance. The percentage of salary that the named executive is eligible to receive increases or decreases based upon the company’s performance above or below the target performance goals, and awards can be earned even if EVA decreases from the prior fiscal year, although such awards would be prorated appropriately to reflect the shortfall. There is no cap placed on the annual bonus opportunity for the named executives other than our chief executive officer, whose bonus potential for fiscal 2009 was capped at $3 million.

Generation of the Bonus Pool

We establish a target bonus pool each year that is derived by aggregating the percentage of salary amounts set by the committee for all plan participants and then applying a factor for the Company’s EVA and a separate factor for safety performance. The target bonus pool for participants based on a percentage of salary is as follows:

•	75% of the pool is generated and declared based on the company’s EVA performance.

•	The remaining 25% of the pool is based upon the company’s achievement of Total Reported Incident Rate (“TRIR”) safety objectives.

At EVA and safety performance levels above and below the target levels, the 75%/25% relationship components may change. In addition, the 25% safety component can be increased for exceptional safety performance, such that the executive could be paid up to 37.5% of the target bonus amount based upon safety performance.

EVA Criteria

We determine our EVA by subtracting a charge for capital employed from net operating profit after taxes (“NOPAT”). NOPAT generally equals revenues, less operating expenses, depreciation expense, general and administrative expenses, other income and expenses and taxes on operating profit. Our capital charge is determined by multiplying our average capital invested during the year by a weighted average cost of debt and equity. Prior to each fiscal year, we set the weighted average cost of capital for that year. For 2009, as in 2007 and 2008, based on advice of Stern Stewart, we used a 9% weighted average cost of capital. Certain adjustments to NOPAT are made in determining EVA, including adjustments to eliminate the effects of accounting changes, extraordinary items, discontinued operations and unusual or infrequently occurring items (less the amount of related income taxes).

When we implemented the EVA-based incentive bonus program, we established a target for fiscal 2007, 2008 and 2009 that required a $5 million improvement in EVA each year over actual EVA for the prior year in order for the target bonus award to be achieved. For example, since EVA for fiscal 2008 was $154.1 million, EVA for fiscal 2009 had to be at least $159.1 million for the target to be met. Failure to achieve the EVA target in any fiscal year would result in reduced incentive awards and EVA of less than $109.8 million would have generated no EVA bonus amount for fiscal 2009.

The targeted $5 million improvement in annual EVA was based upon a study by Stern Stewart and its recommendation of the appropriate level after considering the company’s past performance and taking into account that, because of the volatility in the company’s business sector, EVA levels can fluctuate substantially from year to year. The $5 million additional EVA target was set as a realistic goal for sustainable annual improvement in return on invested capital. Fiscal 2008 generated EVA of $154.1 million (a $6.7 million increase over fiscal 2007 EVA) and raised the level of EVA performance that would have to be achieved in fiscal 2009 in order for the target EVA level to be achieved.

In order to limit volatility in annual incentive payouts and to tie payouts to sustainable value creation, on Stern Stewart’s recommendation, we also created a “bonus bank” to which a portion of the bonus based upon EVA is subject, as described below. A portion of the bonus that is determined by the company’s EVA in any given year is set aside, or “banked”, for possible payout in future years, and is subject to reduction as a result of negative future EVA results. Any declared EVA bonus is credited to a participant’s personal bonus bank account each year, with a maximum annual payout of

•	up to the lesser of the declared EVA portion or 150% of the target bonus, and

•	one-third of any net positive bonus bank balance.

The remaining two-thirds of the bonus bank is held at risk. In a year in which the EVA bonus declared would be a negative amount because the company has experienced a significant decline in EVA from the prior year, this negative amount is deducted from the bonus bank. Declared but unpaid amounts, including negative balances, are banked forward to be credited or debited against future declared bonus amounts in future years.

For executive officers other than the chief executive officer, 25% of the maximum payout amount for the EVA portion may be reduced or eliminated based upon a subjective assessment of the officer’s individual performance by the chief executive officer and the compensation committee.

Safety Criteria

The safety performance measurement is determined by achievement of the established safety performance goals for the fiscal year, which is based upon our TRIR per 200,000 work hours. The TRIR goal for fiscal 2009 was 0.19, which was a 5% targeted improvement in our average safety performance levels over the preceding two years and an 8% targeted improvement over the preceding five year average.

A TRIR below a certain level will entitle a participant to a safety payment in an amount that is greater than 25% of the pool funding amount and which may be up to 150% of 25% of the target pool funding amount. The safety performance portion of the pool operates independently from the EVA portion, and the EVA bonus bank does not impact the payout based upon safety performance.

Calculation of Annual Incentive

For fiscal 2009, the Company’s EVA was $42 million over fiscal 2008 EVA. The committee recognized and anticipated when the $5 million additional EVA target was set that in very successful years the EVA added could substantially exceed the $5 million target. Historically, changes in EVA from year to year have been substantial and EVA results as recently as fiscal 2005 were negative. Superior EVA results in a particular year provide an aggressive target for subsequent fiscal years where an improvement on prior superior performance is required to meet the new target. The $42 million EVA improvement results of 2009 will present such an aggressive target for fiscal 2010.

Fiscal 2009 EVA was calculated as follows:

(in thousands)
Net Operating Profit After Tax (NOPAT)	$385,413
Less: Charge For Capital Employed	-189,247

EVA	$196,166

The calculation of EVA was made in accordance with the EVA program design that we established in consultation with Stern Stewart when the program was initiated in fiscal 2007.

NOPAT for the year ended March 31, 2009 equals revenues (vessel revenues and other marine service revenues) less operating expenses (vessel operating costs, costs of other marine service revenues, depreciation and amortization, general and administrative expenses as decreased by approximately $.5 million for an increase in the allowance for doubtful accounts), plus our equity interest in net earnings of unconsolidated companies, plus interest income and other income and expenses, net less foreign exchange losses, less a charge of 17.2% for estimated income taxes on operating profit.

The charge for capital employed equals average total capital employed of $2.1 billion multiplied by the weighted average cost of capital of 9%. Total capital employed at March 31, 2009 equals current assets plus the allowance for doubtful accounts, investments in and advances to unconsolidated companies, net properties and equipment as decreased by approximately $403.2 million primarily for the effect of vessels under construction, goodwill as increased by $35.5 million for the effect of accumulated goodwill amortization, other assets as decreased by $31.4 million, primarily for the effect of deferred tax assets; less accounts payable, accrued expenses and accrued property and liability losses, less other current liabilities as decreased by $18.6 million, primarily for the effect of income taxes payable. Average capital was further decreased by $178.6 million for the effect of cumulative gains on sales of assets and by $72.5 million for the cumulative effect of discontinued operations, net of tax. Average capital was further increased by $20.3 million for the effect of cumulative asset impairments, net of tax. Cumulative adjustments give effect to such items beginning in fiscal 1996.

The TRIR for fiscal 2009 of 0.18 was better than the targeted 0.19, which generated a payment equal to 120% of the total target level bonus payout.

Each of the named executives received 100% of the potential individual performance portion of the annual incentive award, except for Mr. Taylor whose 2009 bonus does not have an individual performance component and except for Mr. Lousteau who retired in September of 2008, and whose annual incentive award was contractually set by his retirement agreement.

For purposes of awarding the individual performance portion of the annual incentive award to the named executives, we relied on the judgment of our chief executive officer in assessing their individual performances. We did not use specific performance metrics or goals as part of that individual assessment in fiscal 2009. In the case of Mr. Fanning, his leadership in continuing to maintain our overall financial discipline (including the ability to fund our vessel building commitments without the occurrence of additional company debt) and to bolster the company’s financing/acquisition analytical and implementation capabilities were important factors in his award. In the case of Mr. Dick, his management of our new vessel building program in a challenging shipyard environment, his important role in maintaining and advancing key partnership and other relationships, and his oversight of vessel dispositions at appropriate times and on favorable terms were key factors in awarding his full individual performance portion. Mr. Platt’s leadership in all aspects of our operations, including the management of vessel day rates and utilization, maintenance and creation of constructive customer relationships and the incorporation of increasingly sophisticated new vessels into our fleet profile were instrumental to his full award. Finally, in the case of Mr. Bennett, his continued interface with the investment community and his work in budgeting and forecasting in a challenging macroeconomic environment were the basis for his award.

For each of our named executives, we have set forth in the table below information on the incentive award amounts.

Named Executive	Target % of Annualized Salary	Target Amount of Incentive Award	Incentive Award Based Upon Fiscal 2009 EVA	Incentive Award Based Upon Fiscal 2009 Safety	Portion of Total Incentive Award Based Upon Individual Performance	Total Amount of Incentive Award Earned	Total Cash Incentive Award Paid (Including Amounts Paid from Bonus Bank)	Amount Paid as a % of Annualized Salary
Dean E. Taylor	120%	$717,600	$937,404	$215,280	N/A	$1,152,684	$1,169,453	195.6%
Quinn P. Fanning(1)	67.3%	201,875	179,482	60,563	$59,827	324,273	299,872	100%
J. Keith Lousteau(2)	95%	311,220	N/A	N/A	N/A	N/A	N/A	N/A
Stephen W. Dick	95%	302,328	301,498	90,698	100,499	485,631	492,696	154.8%
Jeffrey M. Platt	95%	306,280	301,894	91,884	100,631	491,979	494,409	153.4%
Joseph M. Bennett	95%	237,500	228,923	71,250	76,308	381,497	376,481	150.6%

(1)	Because Mr. Fanning joined our company in July of 2008, he had a lower bonus opportunity for fiscal 2009.
(2)	Mr. Lousteau retired as executive vice president and chief financial officer on September 30, 2008. The bonus of $286,912 that he received was provided for in his Retirement Agreement. It was equal to the average of his bonuses earned for the last three fiscal years pro rated for the period he was employed in fiscal year 2009. As a result of his retirement, he also received his entire bonus bank balance of $134,670.

Long-term Incentive Compensation.    We grant long-term incentive compensation in the form of restricted stock and stock options annually to our named executives. In fiscal 2009 we received data from Towers Perrin from its long-term incentive survey, oilfield services compensation survey and peer group data which provided information as to the expected value of long-term incentives. As in past years, we targeted the approximate median of the companies included in Towers Perrin’s Oilfield Services Compensation Survey, where the value of the long-term incentives granted was presented as a multiple of salary at various salary levels. We also generally use a multiple of an executive’s base salary to determine the overall grant size. The multiple used for any particular executive is based on Towers Perrin’s recommendation for that executive and reflects the nature and scope of the executive’s duties. When making awards of stock options and restricted stock to the named executives, we generally allocate approximately 50% of total value to restricted stock and 50% of total value to options. We now utilize restricted stock equally with options as a result of the changes in the accounting treatment of options, stock plan limits on shares available for grant and the historic volatility of our stock price. In addition, we believe that granting restricted stock provides our named executives with a significant equity ownership opportunity, and we further note that restricted stock is widely used among our competitors. In such a cyclical industry, the use of restricted stock in addition to options encourages executives to remain with our company even during periods of stock price volatility. As much of our recent grants of restricted stock have been tied to performance hurdles, we are placing added emphasis on financial performance goals, as well as providing rewards for growth in the value of our common stock.

In order to formalize our stock option grant procedures, in fiscal 2008 we adopted a stock option grant policy that provides for annual grants to be made at a regularly scheduled compensation committee meetings held in March of each year. Grants may also be made by the committee at other times in the event of a new hire or promotion. No backdating of options is permitted. If a grant is approved during a blackout period when there exists material non-public information about the company, the committee will consider the effect of the non-public information as part of the approval process. Information relating to the stock options and shares of restricted stock granted to our named executives is set forth in the 2009 Summary Compensation Table and the 2009 Grants of Plan-Based Awards Table.

Stock Options.    The number of stock options granted to an executive is based upon the executive’s position and level of responsibility. In accordance with the terms of our stock plans, the option exercise price for all stock options is at least equal to the closing price of our common stock on the date options are granted. We do not re-price stock options. Stock options granted in fiscal 2009 vest one-third per year following grant and expire after ten years.

Restricted Stock.    We also base our restricted stock grant levels on the named executive’s position and responsibility. Shares of restricted stock are subject to forfeiture and vest in accordance with certain performance and continued employment requirements. For 2009, two-thirds of each named executive officer’s grant of restricted stock is time-based, as the shares will vest based on continued employment in four equal tranches over the next four years. The remaining one-third of each grant is subject to the satisfaction of pre-established performance targets. The performance-based shares will vest following fiscal 2013, provided the simple average of the preceding four fiscal years of return on capital employed (“SAROCE”) exceeds 10%, as shown below:

SAROCE (fiscal 2013 year end)	Percentage of Shares Vesting (any remaining restricted shares are cancelled)
10% or less	no vesting; all shares cancelled
11%	20%
12%	40%
13%	60%
14%	80%
15% or more	all shares vest

The number of shares that vest are prorated for SAROCE between 10% and 15%. The named executives have voting and dividend rights on their restricted stock and dividends are paid to them currently. We provided for vesting after completion of a full four-year period rather than annual vesting in order to emphasize long-term, multi-year performance and value creation.

Grants Made to New Executive Officer in Fiscal 2009—Mr. Fanning.    On July 31, 2008, Mr. Fanning joined our company and the compensation committee granted him stock options and shares of restricted stock. The options will vest one-third per year over the next three years and the shares of restricted stock will vest 25% per year if cumulative EVA increases $5 million per year above the EVA for fiscal 2008. At the end of four years all unvested restricted stock will vest, regardless of EVA performance. The amounts of these grants are disclosed in the table “Grants of Plan-Based Awards.”

Impact of Retirement on Outstanding Options and Restricted Stock—Mr. Lousteau.    Mr. Lousteau retired from our company on September 30, 2008, and in recognition of his more than 30 years of service to our company, the compensation committee vested all of his previously granted and unvested stock options and restricted stock. He was not awarded any additional restricted stock or stock options during fiscal 2009.

Other Benefits.    Our named executives participate in employee benefit plans generally available to all employees. In addition, we provide our named executives with supplemental retirement and savings programs and certain perquisites provided only to executive officers.

At the time of the acquisition of the corporate airplane, our board of directors, for security reasons, adopted a policy that required that the chief executive officer complete all air travel, both business and personal, aboard our airplane. We reviewed this policy during fiscal 2007. We continue to believe that this is an appropriate and reasonable practice because it increases the level of safety and security for Mr. Taylor and his family. Furthermore, commercial travel has become more inefficient in recent years. Making the aircraft available to Mr. Taylor maximizes his availability to conduct business before, during and after flights and allows him to travel on short notice, quickly take advantage of business opportunities and respond to emergencies. For certain international travel, use of the corporate airplane is impractical and Mr. Taylor does fly commercially in those instances.

The value of the use of the corporate airplane for personal travel by Mr. Taylor during 2009 was $120,572, valued at the incremental cost to the company of such personal travel as required by the Securities and Exchange Commission for proxy statement disclosure purposes. Mr. Taylor was also reimbursed for his income tax liability related to his personal use of the company airplane. Mr. Taylor’s reimbursement of $27,300 for the income tax liability incurred as a result of his personal use of the airplane resulted from Internal Revenue Service regulations valuing such personal use at an amount in excess of the incremental cost of such travel to our company.

Other perquisites for fiscal 2009 consist primarily of club dues for one country club membership for each named executive, financial planning services, lunch club memberships, and executive medical benefits.

We have set forth the incremental cost of providing these perquisites to our named executives in a separate table that is included in a footnote to the “All Other Compensation” column of the 2009 Summary Compensation Table.

Severance and Change of Control Agreements.    To ensure continuity and the continued dedication of our executives during any period of uncertainty caused by a possible change of control of our company, we have entered into Change of Control Agreements with our executives, including each of our named executives. When Mr. Fanning joined our company in July 2008, he also entered into a change-in-control agreement with us. Information regarding the current Change of Control Agreements, including the estimated amounts payable to each named executive, is set forth under the heading “Potential Payments upon Termination or Change in Control—Change in Control.”

Retirement Agreement with Mr. Lousteau.    During fiscal 2009, we entered into a Retirement Agreement with Mr. Lousteau in anticipation of his retirement from the position of chief financial officer of the company effective September 30, 2008. Mr. Lousteau also entered into a consulting agreement with us under which he will provide certain consulting services for two years following his retirement date, subject to our right to extend the consulting arrangement for an additional two years.

Under the Retirement Agreement, Mr. Lousteau received a lump sum payment equal to the sum of:

•	one and one-half times his annual salary at the time of his retirement,

•	one and one-half times the average bonus earned by him in the three prior fiscal years (including accruals set aside in the bonus bank), and

•	a pro-rated bonus for the fiscal year ended March 31, 2009 based on the average bonus earned by him (including accruals set aside in the bonus bank) for the three prior fiscal years.

In addition, Mr. Lousteau’s health, disability and life insurance benefits will continue through May 31, 2010. All of Mr. Lousteau’s previously granted but unvested stock options and restricted stock vested upon retirement. The Retirement Agreement requires Mr. Lousteau to keep confidential company nonpublic information known to him and not to compete with the Company after his retirement. During the initial two-year term of the consulting agreement, Mr. Lousteau will be paid at an hourly rate of $200 for his services, which amount will be increased to $250 per hour if we exercise our option to extend the term.

Retirement Benefits.    We also provide a non-qualified deferred compensation plan, which acts as a supplement to our 401(k) plan, and a SERP that operates as a supplement to our qualified pension plan, or in the case of Messrs. Fanning and Platt, a supplement to our qualified retirement plan, which is a defined contribution plan. Both of these plans are designed to provide retirement benefits to our officers that the officers are precluded from receiving under the underlying qualified plans due to the compensation and benefits limits in the Internal Revenue Code. These plans are described in more detail in “Executive Compensation—2009 Pension Benefits” and “Executive Compensation—2009 Non Qualified Deferred Compensation.”

Recovery Policy.    During fiscal 2008, the compensation committee adopted an Executive Compensation Recovery Policy under which the company may recover cash and equity incentive compensation awarded after adoption of the policy if the compensation was based on the achievement of financial results that were subsequently the subject of a restatement of our financial statements, if the executive officer engaged in intentional misconduct that caused the need for a restatement and the effect was to increase the amount of the incentive compensation.

Stock Ownership Guidelines.    Under stock ownership guidelines adopted by the Board in September of 2007 for the company’s directors and officers and reevaluated by the compensation committee in fiscal 2009, our directors and officers are required to hold the following values in the form of company stock within five years of becoming a director or officer (the director’s annual cash retainer or the officer’s base salary is multiplied by the appropriate multiple):

•	5x for the chief executive officer and all directors.

•	3x for the chief operating officer, chief financial officer and executive vice presidents.

•	2x for all other officers.

If an officer’s ownership guideline increases because of a change in title or if a new officer or director is added, a five-year period to achieve the incremental guideline begins in January following the year of the title change or addition as a director or officer. The deferred stock units granted to directors each year count as shares of company stock under the guidelines.

Once achieved, ownership of the guideline amounts must be maintained for as long as the director or officer is subject to the guidelines.

$1 Million Pay Deductibility Cap.    Section 162(m) of the Internal Revenue Code limits our federal income tax deductions for compensation, other than qualified performance-based compensation, to $1 million for compensation paid to each of our most highly-compensated executive officers. Stock options and restricted stock granted by us in fiscal 2009 are designed to qualify as performance-based and to be excluded in calculating the $1 million limit of Section 162(m). The annual bonus paid to Mr. Taylor for fiscal 2009 under the Executive Officer Annual Incentive Plan has also been structured to be fully deductible under Section 162(m) as performance-based compensation.

We intend to continue to establish executive officer compensation programs that will maximize our company’s income tax deduction. However, from time to time, the committee may award compensation that is not fully tax deductible if we determine that such award is consistent with our philosophy and in the best interest of our company and our stockholders.

EXECUTIVE COMPENSATION

The following table summarizes, for the fiscal year ended March 31, 2009, the compensation paid to each of our named executive officers in all capacities in which they served.

FISCAL 2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary		Bonus(1)		Stock Awards(2)		Option Awards(3)		Non-Equity Incentive Plan Compensation(4)		Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)		All Other Compensation(6)		Total
Dean E. Taylor	2009		$598,000		—		$1,514,063		$927,231		$1,169,453		$743,260		$257,672		$5,209,679
Chairman, President and Chief Executive Officer	2008 2007	$ $	575,000 575,000		— —	$ $	996,724 662,276	$ $	753,420 367,689	$ $	931,508 1,378,301	$ $	1,743,344 1,962,508	$ $	244,984 112,539	$ $	5,244,980 5,058,313

Quinn P. Fanning(10)	2009		$197,701		$59,827		0		$703,987		$240,045		—		$18,103		$1,219,663
Executive Vice President and Chief Financial Officer

J. Keith Lousteau(11)	2009		$163,800		—		$1,629,600		0		—		$762,636		$1,829,058		$4,385,094
Former Executive Vice President and Chief Financial Officer	2008 2007	$ $	315,000 315,000	$ $	100,998 122,508	$ $	360,917 242,136	$ $	255,858 132,564	$ $	302,993 475,255	$ $	811,759 754,173	$ $	51,370 20,602	$ $	2,198,895 2,062,238

Jeffrey M. Platt	2009		$322,400		$100,631		$492,268		$334,648		$393,778		$92,038		$58,877		$1,794,640
Executive Vice President	2008 2007	$ $	310,000 282,525	$ $	97,622 98,550	$ $	341,999 223,361	$ $	255,673 132,564	$ $	292,866 448,276	$ $	190,437 126,352	$ $	57,161 24,631	$ $	1,545,758 1,336,259

Stephen W. Dick	2009		$318,240		$100,499		$484,500		$330,329		$392,197		$219,327		$56,119		$1,901,211
Executive Vice President	2008 2007	$ $	306,000 306,000	$ $	98,112 113,058	$ $	322,920 218,413	$ $	236,742 123,774	$ $	294,336 461,676	$ $	654,831 700,796	$ $	57,720 26,888	$ $	1,970,661 1,950,605

Joseph M. Bennett(12)	2009		$250,000		$76,308		$423,938		$259,498		$300,173		$51,594		$47,112		$1,408,623
Executive Vice President, Chief Investor Relations Officer

(1)	Represents the individual performance portion of our annual cash incentive program.
(2)	The dollar value of restricted stock set forth in this column is the compensation cost we recognized during the respective fiscal years for financial statement purposes in accordance with FAS 123R related to all restricted stock grants with vesting during the respective fiscal years, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the compensation costs is set forth in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009. Please see the “Grants of Plan-Based Awards Table” for more information regarding the stock awards we granted in fiscal 2009.
(3)	The dollar value of stock option awards set forth in this column is the compensation cost we recognized during the respective fiscal years for financial statement purposes in accordance with FAS 123R related to all stock option grants with vesting during the respective fiscal years, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the compensation costs is set forth in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009. Please see the “Grants of Plan-Based Awards Table” for more information regarding the stock option awards we granted in fiscal 2009.
(4)	Represents amounts paid to our named executive officers based on company performance under our Management Annual Incentive Plan and our Executive Officer Annual Incentive Plan, as applicable.
(5)	Consists of the change from the prior fiscal year in each named executive officer’s pension value under our qualified Pension Plan and our non-qualified Supplemental Executive Retirement Plan.

(6)	Includes (i) matching contributions to the company’s 401(k) plan and Supplemental Savings Plan, (ii) retirement plan contributions for the account of Mr. Platt who participates in a qualified defined contribution plan and not in our Pension Plan, (iii) a prorated annual cash incentive paid to Mr. Lousteau on his retirement, (iv) a cash severance payment to Mr. Lousteau on his retirement, (v) health care premium payments under our Executive Medical Plan, (vi) reimbursement for income tax liability incurred by inclusion in taxable income under the Internal Revenue Code of the value of personal use of corporate aircraft, (vii) financial planning and income tax preparation, (viii) dividends paid on restricted stock held by our named executive officers, and (ix) the value of perquisites, including parking, club memberships and the use of the company airplane by Mr. Taylor for personal use, as set forth below:

Name	401(k) Plan and Supplemental Savings Plan Contributions	Retirement Plan Contributions	Prorated Annual Cash Incentive Paid on Retirement(7)	Cash Severance Payment(7)	Executive Medical Plan	Income Tax Reimbursement(8)
Mr. Taylor	$17,940	$0	$0	$0	$8,291	$27,300
Mr. Fanning	$5,625	$0	$0	$0	$5,527	$0
Mr. Lousteau	$4,537	$0	$421,582	$1,364,686	$4,145	$0
Mr. Platt	$9,672	$6,993	$0	$0	$8,291	$0
Mr. Dick	$9,547	$0	$0	$0	$8,291	$0
Mr. Bennett	$7,238	$0	$0	$0	$8,291	$0

Name	Financial Planning and Income Tax Return Preparation	Dividends	Parking	Club Memberships	Consulting Payments	Use of Corporate Airplane(9)
Mr. Taylor	$14,847	$57,324	$4,626	$6,772	$0	$120,572
Mr. Fanning	$0	$4,983	$855	$1,113	$0	$0
Mr. Lousteau	$9,414	$10,553	$2,017	$1,865	$10,259	$0
Mr. Platt	$8,685	$20,484	$4,107	$645	$0	$0
Mr. Dick	$8,441	$19,388	$4,107	$6,345	$0	$0
Mr. Bennett	$7,500	$15,262	$4,107	$4,714	$0	$0

(7)	These payments were made in connection with Mr. Lousteau’s retirement and are discussed in detail under the heading “Compensation Discussion and Analysis – Retirement Agreement.” Includes $12,552 in earned but unused vacation.
(8)	Mr. Taylor was reimbursed for his income tax liability related to his personal use of the company airplane.
(9)	Our board of directors, for security reasons, has required that Mr. Taylor complete all domestic and select international air travel, both business and personal, aboard the company’s airplane. We calculate the aggregate incremental cost of Mr. Taylor’s personal use by multiplying the number of hours of personal use by the hourly cost to operate the airplane, adding in incidental expenses.
(10)	Mr. Fanning joined our company on July 17, 2008.
(11)	Mr. Lousteau retired from the company on September 30, 2008.
(12)	Fiscal 2009 was the first year in which Mr. Bennett was a Named Executive Officer of the company included in the Summary Compensation Table.

The following table presents additional information regarding restricted stock and option awards, as well as non-equity incentive plan awards granted to our named executive officers during the fiscal year ended March 31, 2009.

FISCAL 2009 GRANTS OF PLAN-BASED AWARDS

Name	Type of Grant	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(3)		All Other Stock Awards: Number of Shares of Stock or Units(4)	All Other Option Awards: Number of Securities Underlying Options(5)	Exercise or Base Price of Option Awards ($/Sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Target ($)	Maximum ($)		Threshold (#)	Maximum (#)
Dean E. Taylor	Annual Cash Incentive	—	717,600	3,000,000	(1)
	Time-Based Restricted Stock Grant	03/05/2009						32,498			1,099,107
	Performance- Based Restricted Stock Grant	03/05/2009				1	16,249				549,703
	Option Grant	03/05/2009							92,538	33.83	927,231

Quinn P. Fanning	Annual Cash Incentive	—	201,875	—	(2)

	Time-Based Restricted Stock Grant	7/30/2008						6,644			410,732

	Option Grant	7/30/2008							20,652	61.82	392,595

	Time-Based Restricted Stock Grant	03/05/2009						10,914			369,220

	Performance- Based Restricted Stock Grant	03/05/2009				1	5,457				184,610

	Option Grant	03/05/2009							31,077	33.83	311,392

J. Keith Lousteau	Annual Cash Incentive	—	311,220	—	(2)

Jeffrey M. Platt	Annual Cash Incentive	—	306,280	—	(2)

	Time-Based Restricted Stock Grant	03/05/2009						11,729			396,792

	Performance- Based Restricted Stock Grant	03/05/2009				1	5,864				198,379

	Option Grant	03/05/2009							33,398	33.83	334,648

Name	Type of Grant	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(3)		All Other Stock Awards: Number of Shares of Stock or Units(4)	All Other Option Awards: Number of Securities Underlying Options(5)	Exercise or Base Price of Option Awards ($/Sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Target ($)	Maximum ($)		Threshold (#)	Maximum (#)
Stephen W. Dick	Annual Cash Incentive	—	302,328	—	(2)
	Time-Based Restricted Stock Grant	03/05/2009						11,577			391,650
	Performance- Based Restricted Stock Grant	03/05/2009				1	5,789				195,842
	Option Grant	03/05/2009							32,967	33.83	330,329

Joseph M. Bennett	Annual Cash Incentive	—	237,500	—	(2)

	Time-Based Restricted Stock Grant	03/05/2009						9,095			307,684

	Performance- Based Restricted Stock Grant	03/05/2009				1	4,547				153,825

	Option Grant	03/05/2009							25,898	33.83	259,498

(1)	Our chief executive officer was eligible to receive a cash bonus under our Executive Officer Annual Incentive Plan based on the company’s achievement of annual performance goals. The amount actually paid to the chief executive officer for fiscal 2009 pursuant to this program is reflected in the “Summary Compensation Table” herein. The Executive Officer Annual Incentive Plan provides for a maximum award amount of $3 million. Please see “Compensation Discussion and Analysis—Annual Cash Incentive Compensation” for more information regarding this program and the related performance measures.
(2)	Our named executive officers, other than our chief executive officer, were eligible to receive a cash bonus under our Management Annual Incentive Plan based on the achievement of annual corporate performance goals and individual performance. The amounts actually paid to the named executive officers for fiscal 2009 pursuant to this program are reflected in the “Bonus” and “Non-Equity Incentive Plan Award” columns of the “Summary Compensation Table” herein. The Management Annual Incentive Plan does not establish a maximum incentive award. Please see “Compensation Discussion and Analysis—Annual Cash Incentive Compensation” for more information regarding this program and the related performance measures.
(3)	Consists of performance-based shares of restricted stock. Performance-based shares of restricted stock will vest following fiscal 2013 if the simple average of the preceding four fiscal years of return on capital employed (“ROCE”) is greater than 10%. If the four-year simple average of ROCE (“SAROCE”) is 10% or less, all performance-based restricted shares will be cancelled. For each 1% realized in excess of 10% of SAROCE, 20% of the shares will vest, up to a full vesting of all restricted stock at the realization of 15% or greater SAROCE. Proration will apply between the realization of 10% and 15% of SAROCE.
(4)	Consists of time-based shares of restricted stock. Time-based shares of restricted stock granted in fiscal 2009 vest 25% on the first, second, third and fourth anniversaries of the date of grant.
(5)	Stock options granted in fiscal 2009 have a term of 10 years and vest 33.3% per year in three annual increments.
(6)	The exercise price for the grants on March 5, 2009 was equal to the closing price of our common stock on March 4, 2009, the date of initial approval of the grant by our Compensation Committee. The grant terms were finalized on March 5, 2009, which was the date of grant. The exercise price of $33.83, the closing price of our common stock on March 4, 2009 was higher than the closing price of our common stock on March 5, 2009, the date of grant.
(7)	The dollar values of restricted stock and stock options disclosed in this column are equal to the aggregate grant date fair value computed in accordance with FAS 123R, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

Salary.    Salaries paid to our named executives are set forth in the Fiscal 2009 Summary Compensation Table. For fiscal 2009, salaries paid to our named executives accounted for the following percentages of their total annual compensation: Mr. Taylor (11.5%), Mr. Fanning (16.2%), Mr. Lousteau (3.8%), Mr. Platt (18.0%), Mr. Dick (16.7%) and Mr. Bennett (17.8%).

Bonus and Non-equity Incentive Plan Compensation.    The bonus and non-equity incentive plan compensation set forth in the tables above reflects annual cash incentive compensation under our Management Annual Incentive Plan and our Executive Officer Annual Incentive Plan, as applicable. Annual cash incentive compensation is earned based upon EVA, safety performance and, in the case of the named executive officers other than our chief executive officer, individual performance. The performance goals are discussed in greater detail under the heading “Compensation Discussion and Analysis—Annual Cash Incentive Compensation.”

Stock Options and Restricted Stock.    Each year, we provide long-term incentives in the form of stock options to our executives. Stock options are intended to reward executives for generating appreciation in our company’s stock price through their individual performance. Restricted stock granted in fiscal 2009 is subject to both time-based criteria and performance-based criteria based upon return on capital employed (“ROCE”) performance requirements. The performance-based restricted stock is forfeited after four years if the four-year average ROCE criteria is not met. The restricted stock is also subject to forfeiture if the executive’s employment terminates prior to vesting other than as a result of death or disability.

During the vesting period, the executives are the beneficial owners of the shares of restricted stock and possess all voting and dividend rights. Dividends are payable at the same rate as is paid on the company’s common stock generally. During fiscal 2009, the quarterly dividend rate was $0.25 per share.

Employment Agreements.    None of the named executive officers has a written employment agreement with the company, although we entered into a Retirement Agreement with Mr. Lousteau in fiscal 2009. The terms of the Retirement Agreement are described under the heading “Compensation Discussion and Analysis—Retirement Agreement.”

Additional Information.    We have provided additional information regarding the compensation we pay to our named executives under the heading “Compensation Discussion and Analysis.”

The following table illustrates the outstanding equity awards held by our named executive officers as of March 31, 2009.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2009

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested($)(4)
Dean E. Taylor	25,000	0		28.3300	10/5/2011	99,821	3,706,354
	75,000	0		40.2800	3/27/2012
	55,000	0		27.9200	3/12/2013
	42,500	0		28.0500	3/30/2014
	20,000	0		37.5500	3/30/2015
	55,000	0		55.7600	3/29/2016
	20,000	0		57.6500	3/21/2017
	41,078	20,539	(2)	56.7100	3/5/2018
	0	92,538	(3)	33.8300	3/4/2019

Quinn P. Fanning	0	20,652		61.8200	7/30/2018	23,015	854,547
	0	31,077	(3)	33.8300	3/4/2019

J. Keith Lousteau	3,100	0		32.2500	3/29/2010	0	0
	10,000	0		42.1875	1/18/2011
	30,000	0		40.2800	3/27/2012
	3,565	0		28.0500	3/30/2014
	19,500	0		55.7600	3/29/2016
	6,500	0		57.6500	3/21/2017
	23,639	0		56.7100	3/5/2018

Jeffrey M. Platt	13,000	0		55.7600	3/29/2016	36,327	1,348,822
	6,500	0		57.6500	3/21/2017
	7,755	15,508	(2)	56.7100	3/5/2018
	0	33,388	(3)	33.8300	3/4/2019

Stephen W. Dick	18,000	0		55.7600	3/29/2016	34,754	1,290,416
	6,000	0		57.6500	3/21/2017
	7,655	15,308	(2)	56.7100	3/5/2018
	0	32,967	(3)	33.8300	3/4/2019

Joseph M. Bennett	16,000	0		55.7600	3/29/2016	27,154	1,008,228
	5,333	0		57.6500	3/21/2017
	4,247	8,492	(2)	56.7100	3/5/2018
	0	25,898	(3)	33.8300	3/4/2019

(1)	The shares of restricted stock held by our named executive officers vest as follows:

Name	Total Unvested Restricted Stock	Vesting Dates
Mr. Taylor	99,821

6,250 shares vesting on the later of 5/1/09, or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/29/10, 6,250 additional shares and any of such shares of restricted stock that remain unvested automatically vest.

6,250 shares vesting on each of the later of 5/1/09 and 5/1/10, or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/21/11, 6,250 additional shares and any of such shares of restricted stock that remain unvested automatically vest.

4,956 shares vesting on each of the later of 5/1/09, 5/1/10, 5/1/11, and 5/1/12 or the date on which the company files it’s annual report on Form 10-K for that year, provided that the cumulative EVA target of an additional $5 million per year over the fiscal 2008 level is met each year. If the performance target is not met on the first (5/1/09), second (5/1/10), or third (5/1/11) anniversary of the date of grant, that traunch of the award is carried forward to the next vesting anniversary. If the cumulative EVA target is not met on the fourth anniversary (5/1/12) of the date of grant, all unvested shares will be forfeited.

8,125 shares vesting on each of 3/4/10 and 3/4/11 and 8,124 shares vesting on each of 3/4/12 and 3/4/13.

Up to 16,249 shares will be eligible to vest on 5/1/13 if the simple average of the preceding four fiscal years of return on capital employed (“ROCE”) is greater than 10%. If the four-year simple average of ROCE (“SAROCE”) is 10% or less, all performance-based restricted shares will be cancelled. For each 1% realized in excess of 10% of SAROCE, 20% of the shares will vest, up to a full vesting of all restricted stock at the realization of 15% or greater SAROCE. Proration will apply between the realization of 10% and 15% of SAROCE.

Mr. Fanning	23,015

1,661 shares of restricted stock vesting on the later of 5/1/09, 5/1/10 and 5/1/11 or the date on which the company files its annual report on From 10-K for that year, provided that the cumulative EVA target of an additional $5 million per year over the fiscal 2008 level is met each year. All of such shares plus an additional 1,661 shares shall vest on 3/5/12 regardless of EVA performance.

2,729 shares vesting on each of 3/4/10 and 3/4/11 and 2,728 shares vesting on each of 3/4/12 and 3/4/13.

Up to 5,457 shares will be eligible to vest on 5/1/13 if the simple average of the preceding four fiscal years of ROCE is greater than 10%. If the four-year SAROCE is 10% or less, all performance-based restricted shares will be cancelled. For each 1% realized in excess of 10% of SAROCE, 20% of the shares will vest, up to a full vesting of all restricted stock at the realization of 15% or greater SAROCE. Proration will apply between the realization of 10% and 15% of SAROCE.

Name	Total Unvested Restricted Stock	Vesting Dates
Mr. Lousteau	0	(vested upon termination in accordance with his Retirement Agreement)

Mr. Platt	36,327

2,250 shares vesting on the later of 5/1/09 or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/29/10, 2,250 additional shares and any of such shares of restricted stock that remain unvested automatically vest.

2,250 shares vesting on each of the later of 5/1/09 and 5/1/10, or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/21/11, 2,250 additional shares any of such shares of restricted stock that remain unvested automatically vest.

1,871 shares vesting on each of the later of 5/1/09, 5/1/10, 5/1/11, and 5/1/12 or the date on which the company files it’s annual report on Form 10-K for that year, provided that the cumulative EVA target of an additional $5 million per year over the fiscal 2008 level is met each year. If the performance target is not met on the first (5/1/09), second (5/1/10), or third (5/1/11) anniversary of the date of grant, that traunch of the award is carried forward to the next vesting anniversary. If the cumulative EVA target is not met on the fourth anniversary (5/1/12) of the date of grant, all unvested shares will be forfeited.

2,933 shares vesting on 3/4/10 and 2,932 shares vesting on each of 3/4/11, 3/4/12 and 3/4/13.

Up to 5,864 shares will be eligible to vest on 5/1/13 if the simple average of the preceding four fiscal years of ROCE is greater than 10%. If the four-year SAROCE is 10% or less, all performance-based restricted shares will be cancelled. For each 1% realized in excess of 10% of SAROCE, 20% of the shares will vest, up to a full vesting of all restricted stock at the realization of 15% or greater SAROCE. Proration will apply between the realization of 10% and 15% of SAROCE.

Name	Total Unvested Restricted Stock	Vesting Dates
Mr. Dick	34,754

2,000 shares vesting on the later of 5/1/09 or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/29/10, 2,000 additional shares and any of such shares of restricted stock that remain unvested automatically vest.

2,000 shares vesting on each of the later of 5/1/09 and 5/1/10, or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/21/11, 2,000 additional shares and any of such shares of restricted stock that remain unvested automatically vest.

1,847 shares vesting on each of the later of 5/1/09, 5/1/10, 5/1/11, and 5/1/12 or the date on which the company files it’s annual report on Form 10-K for that year, provided that the cumulative EVA target of an additional $5 million per year over the fiscal 2008 level is met each year. If the performance target is not met on the first (5/1/09), second (5/1/10), or third (5/1/11) anniversary of the date of grant, that traunch of the award is carried forward to the next vesting anniversary. If the cumulative EVA target is not met on the fourth anniversary (5/1/12) of the date of grant, all unvested shares will be forfeited.

2,895 shares vesting on 3/4/10 and 2,894 shares vesting on each of 3/4/11, 3/4/12 and 3/4/13.

Up to 5,789 shares will be eligible to vest on 5/1/13 if the simple average of the preceding four fiscal years of ROCE is greater than 10%. If the four-year SAROCE is 10% or less, all performance-based restricted shares will be cancelled. For each 1% realized in excess of 10% of SAROCE, 20% of the shares will vest, up to a full vesting of all restricted stock at the realization of 15% or greater SAROCE. Proration will apply between the realization of 10% and 15% of SAROCE.

Name	Total Unvested Restricted Stock	Vesting Dates
Mr. Bennett	27,154

1,750 shares vesting on the later of 5/1/09 or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/29/10, 1,750 additional shares and any of such shares of restricted stock that remain unvested automatically vest.

1,750 shares vesting on each of the later of 5/1/09 and 5/1/10, or the date on which the company files it’s annual report on Form 10-K for that year, if the EVA targets established for the annual cash incentive award are achieved. On 3/21/11, 1,750 additional shares and any of such shares of restricted stock that remain unvested automatically vest.

1,191 shares vesting on each of the later of 5/1/09 and 5/1/10 and 1,190 shares vesting on each of 5/1/11 and 5/1/12 or the date on which the company files it’s annual report on Form 10-K for that year, provided that the cumulative EVA target of an additional $5 million per year over the fiscal 2008 level is met each year. If the performance target is not met on the first (5/1/09), second (5/1/10), or third (5/1/11) anniversary of the date of grant, that traunch of the award is carried forward to the next vesting anniversary. If the cumulative EVA target is not met on the fourth anniversary (5/1/12) of the date of grant, all unvested shares will be forfeited.

2,274 shares vesting on each of 3/4/10, 3/4/11 and 3/4/12 and 2,273 shares vesting on 3/4/13.

Up to 4,547 shares will be eligible to vest on 5/1/13 if the simple average of the preceding four fiscal years of ROCE is greater than 10%. If the four-year SAROCE is 10% or less, all performance-based restricted shares will be cancelled. For each 1% realized in excess of 10% of SAROCE, 20% of the shares will vest, up to a full vesting of all restricted stock at the realization of 15% or greater SAROCE. Proration will apply between the realization of 10% and 15% of SAROCE.

(2)	Options vest one-half on March 5, 2010 and March 5, 2011.
(3)	Options vest one-third on March 4, 2010, March 4, 2011 and March 4, 2012.
(4)	Based on the closing price of our common stock on March 31, 2009 ($37.13), as reported on the New York Stock Exchange.

FISCAL 2009 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding the number and value of stock options exercised and restricted stock that vested during fiscal 2009 for our executive officers named in the 2009 Summary Compensation Table.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Dean E. Taylor	97,900	$2,785,178	25,000	$1,514,063
Quinn P. Fanning	—	—	—	—
J. Keith Lousteau	—	—	27,855	1,629,600
Jeffrey M. Platt	—	—	8,000	492,268
Stephen W. Dick	—	—	8,000	484,500
Joseph M. Bennett	—	—	7,000	423,938

(1)	The value realized on the exercise of stock options is based on the difference between the exercise price and the market price (used for tax purposes) of our common stock on the date of exercise.
(2)	The value realized upon the vesting of restricted stock is based on the market price of our common stock on the date of vesting.

FISCAL 2009 PENSION BENEFITS

The following table sets forth information relating to our Pension Plan and our Supplemental Executive Retirement Plan.

Name	Plan Name	Number of years of Credited Service	Present Value of Accumulated Benefits ($)			Payments during Last Fiscal Year
Dean E. Taylor	Pension Plan SERP	30 30	$ $	1,270,237 7,219,562	(1) (1)	$0
Quinn P. Fanning	SERP	0		$0		$0
J. Keith Lousteau	Pension Plan SERP	31 31	$ $	1,250,349 3,391,600	(2) (2)	$56,459
Jeffrey M. Platt	SERP	12		$578,797	(1)	$0
Stephen W. Dick	Pension Plan SERP	36 36	$ $	1,397,660 2,621,941	(1) (1)	$0
Joseph M. Bennett	Pension Plan SERP	19 19	$ $	339,845 446,917	(1) (1)	$0

(1)	Benefits are assumed to commence at the earliest unreduced retirement age of 62 as a single life annuity, with pay and service as of March 31, 2009. A discussion of the other assumptions used in calculating the present value of accumulated benefits is set forth in Note 5 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009.
(2)	Mr. Lousteau’s benefit amounts reflect his retirement date of September 30, 2008 and his actual form of payment election.

We sponsor a defined benefit pension plan (“Pension Plan”) and a Supplemental Executive Retirement Plan (“SERP”) covering eligible employees of our company and participating subsidiaries. To be eligible to participate in the SERP, an employee must be a participant in the Pension Plan or the Tidewater Retirement Plan, which is a defined contribution plan, and the employee must serve as the chief executive officer, the president, a vice president or the corporate controller of the company. The SERP provides certain benefits to our officers that the Pension Plan is prevented from providing because of compensation and benefits limits in the Internal Revenue Code. The Pension Plan and the SERP are referred to together as the “Pension Program.”

An executive officer’s benefits under the Pension Program are based on his highest average of 5 consecutive calendar years of gross pay over the last 10 years (“final average pay”) prior to his retirement. Upon normal retirement at age 65, an officer participating in the Pension Program receives a monthly benefit equal to the sum of (i) 2% of the portion of final average pay that exceeds Social Security covered compensation, times years of service up to a maximum of 35, plus (ii) 1.35% of the portion of final average pay that does not exceed Social Security covered compensation, times years of service up to a maximum of 35, plus (iii) 1% of final average pay times years of service in excess of 35 years. In lieu of the monthly payment of benefits, participants were given an opportunity prior to the end of 2008 to elect a lump sum payout upon retirement reduced to reflect the present value of monthly payments. SERP benefits become fully vested and are paid out in a lump sum upon a change of control of our company.

Early retirement benefits are available upon retirement after attaining age 55 and completing 10 years of service. There is no reduction for benefits that begin at age 62 or later. For retired employees electing commencement between age 55 and 62, the reduction is 5% per year for each year prior to age 62. Messrs. Taylor and Dick are eligible for early retirement. A retired employee may select a life annuity or an equivalent optional form of settlement. However, SERP benefits are paid in a lump sum upon a change of control.

Employees who have completed five years of service are 100% vested in their Pension Program benefits. Messrs. Taylor, Platt, Dick and Bennett have 30, 12, 36 and 19 years of service as of March 31, 2009, respectively, under the company’s Pension Program.

Messrs. Platt and Fanning, however, are not eligible to participate in the Pension Plan because they were hired after January 1, 1996. Employees who were hired after that date participate in the Tidewater Retirement Plan, which is a defined contribution plan. Thus, Messrs. Platt and Fanning, when eligible, will receive a SERP benefit equal to the actuarial equivalent of the excess of (i) the benefit which could have been payable as a monthly single life annuity under the Pension Program, described above, if they had been eligible to Participate in the Pension Plan less (ii) a hypothetical Retirement Plan benefit based upon a monthly single life annuity. The hypothetical Retirement Plan benefit is each of Messrs. Platt’s and Fanning’s actual Retirement Plan account balance as of the date he became an officer with increases based upon certain assumptions including an annual contribution of 3% of eligible compensation and interest at 6%, compounded annually. In lieu of a Pension Plan benefit, each of Messrs. Platt and Fanning will receive a benefit from the Retirement Plan, which is a defined contribution plan.

FISCAL 2009 NON-QUALIFIED DEFERRED COMPENSATION

The following table summarizes the compensation our named executive officers have deferred under our Supplemental Savings Plan.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at 3/31/09(3)
Dean E. Taylor	$433,152	$15,698	$-305,148	$0	$1,530,638
Quinn P. Fanning	—	—	—	—	—
J. Keith Lousteau	0	0	-52,421	126,627	67,755
Jeffrey M. Platt	187,514	8,060	-153,656	0	266,879
Stephen W. Dick	187,692	7,558	-392,317	27,586	575,305
Joseph M. Bennett	—	—	—	—	—

(1)	All amounts reported in this column are also included in the column titled “Salary” in the “Summary Compensation Table.”
(2)	All amounts reported in this column are also included in the column titled “All Other Compensation” in the “Summary Compensation Table.”
(3)	Of the amounts reported in this column, the following aggregate amounts were included in the “Summary Compensation Table” for fiscal years ended 2007 and 2008: Mr. Taylor 848,325; Mr. Lousteau 118,882; Mr. Platt 156,981; and Mr. Dick 319,745.

Our Supplemental Savings Plan allows certain officers and other designated participants who earn over the qualified 401(k) plan limits to participate in the Supplemental Savings Plan and to receive company contributions. A participant is permitted to contribute an aggregate of between 2% and 75% of base salary to the 401(k) plan and the Supplemental Savings Plan. In addition, a participant may defer up to 100% (in 25% increments) of his bonus compensation. The company makes a 50% matching contribution of up to 6% of salary contributed to the 401(k) plan and the Supplemental Savings Plan. The participant’s contribution and the company’s matching contribution are invested as instructed by the participant in one or more investment funds offered through the Supplemental Savings Plan for fiscal 2009. The annual rate of return for these funds for fiscal 2009 was as follows:

Fund	One Year Total Return
AMERICAN GROWTH FUND OF AMERICA (CLASS R4 SHARES)	-36.29%
BLACKROCK S & P 500 INDEX FUND (CLASS I SHARES)	-38.33%
EVERGREEN INTERNATIONAL EQUITY FUND (CLASS A SHARES)	-46.40%
FIDELITY ADVISOR SMALL CAP FUND (CLASS A SHARES)	-27.35%
LORD ABBETT AFFILIATED FUND (CLASS Y SHARES)	-41.64%
LORD ABBETT SMALL CAP VALUE FUND (CLASS Y SHARES)	-34.40%
MFS TOTAL RETURN FUND (CLASS R5)	-23.30%
MUNDER MIDCAP CORE GROWTH FUND (CLASS Y SHARES)	-40.62%
VIRTUS MID CAP VALUE FUND (CLASS A SHARES)	-42.59%
TEMPLETON GROWTH FUND (ADVISOR CLASS SHARES)	-44.00%
BLACKROCK GOVERNMENT INCOME PORTFOLIO FUND (CLASS I SHARES)	3.10%
PIMCO TOTAL RETURN FUND (ADMINISTRATIVE CLASS SHARES)	2.75%
MERRILL LYNCH READY ASSETS TRUST	1.86%

The Supplemental Savings Plan is unfunded but the company has established a rabbi trust to set aside funds for the payment of benefits. The amounts deposited in this trust are subject to the claims of the company’s creditors. Benefits are generally paid out following termination of employment and a participant can elect to have distributions made in approximately equal annual installments over a period not to exceed ten years or in a lump sum. The benefit will be paid in a lump sum upon a change of control of the company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following information and table set forth the amount of payments to each of our named executives in the event of a termination of employment as a result of normal and early retirement, death, disability, termination without cause and termination following a change in control. The table also sets forth the amount of payments to each of our named executives in the event of a change of control without a termination of employment.

We do not have employment agreements with any of our named executive officers. We do have change of control agreements with each of our named executive officers that provide for payments and benefits in the event of a termination of employment following a change of control of the company. On September 30, 2008, Mr. Lousteau retired from the company and became entitled to certain payments and benefits pursuant to a retirement agreement (the “Retirement Agreement”) with the company. The change of control agreements and Mr. Lousteau’s Retirement Agreement are described in detail below.

Assumptions and General Principles.    The following assumptions and general principles apply with respect to the following table and any termination of employment of a named executive.

•

The amounts shown in the table assume that the date of termination of employment of each named executive was March 31, 2009. Accordingly, the table reflects amounts payable to our named executive officers as of March 31, 2009 and includes estimates of amounts that would be paid to the named executive upon the occurrence of a termination or change in control. The actual amounts that would be paid to a named executive can only be determined at the time of the termination or change in control.

•

If a named executive is employed on March 31 of a given year, that executive will generally be entitled to receive an annual cash bonus for that year pursuant to our Management Annual Incentive Plan or Executive Officer Annual Incentive Plan, as applicable. Even if a named executive officer resigns or is terminated with cause at the end of the fiscal year, the executive may receive an incentive bonus, because the executive had been employed for the entire fiscal year. This payment is not a severance or termination payment, but is a payment for services provided over the course of the year and is not included in the table. The officer would not receive a pro rata bonus payment under these circumstances if employment terminated prior to the end of the year.

•

A named executive may exercise any stock options that are vested and exercisable prior to the date of termination and is entitled to receive unrestricted shares of common stock with respect to any restricted stock awards that vested prior to the date of termination. In addition, the vesting of options and restricted stock is accelerated upon a change of control of our company and the vesting of restricted stock is accelerated upon death or disability. The value of only these accelerated awards are reflected in the table.

•

A named executive will be entitled to receive all amounts accrued and vested under our retirement and savings programs including any pension plans and deferred compensation plans in which the named executive participates. These amounts will be determined and paid in accordance with the applicable plan and are not included in the table. For information on the benefits, see “Executive Compensation—Fiscal 2009 Pension Benefits” and “Fiscal 2009 Non-Qualified Deferred Compensation.”

•

Mr. Lousteau’s Retirement Agreement provides for certain severance benefits following Mr. Lousteau’s retirement from the company on September 30, 2008. The amounts set forth in the table regarding Mr. Lousteau reflect retirement payments to Mr. Lousteau under the Retirement Agreement.

Normal and Early Retirement and Termination Without Cause.    A named executive officer is eligible to elect normal retirement at age 65 and early retirement after attaining age 55 and completing 10 years of service. Upon normal retirement at age 65 or later and after completing at least five years of service, or upon early retirement at age 55 or later and after completing at least ten years of service or upon termination of the named executive officer’s employment by the company without cause, a named executive officer may receive benefits under the Management Annual Incentive Plan or Executive Officer Annual Incentive Plan, as applicable. The compensation committee may determine to pay any positive balance in the named executive officer’s bonus bank, and a pro rata bonus for the fiscal year in which termination occurs based upon the performance criteria in effect for such year and the percentage of salary applicable to such named executive’s bonus, but applied to the actual salary amount paid to the named executive for the portion of the year that the participant was employed.

Retirement—Mr. Lousteau.    The company and Mr. Lousteau entered into a Retirement Agreement on April 24, 2008. Mr. Lousteau retired from the company on September 30, 2008 and pursuant to the Retirement Agreement, Mr. Lousteau receives certain retirement payments and benefits. These retirement payments and benefits are discussed in detail under the heading “Compensation Discussion and Analysis—Retirement Agreement.” In connection with his retirement, Mr. Lousteau also entered into a consulting agreement with the company pursuant to which Mr. Lousteau performs certain consulting services for the company for which he receives an hourly fee of $200, which will be increased to $250 if the company exercises its option to extend the term of the consulting agreement.

Death and Disability.    Upon death or disability, a named executive officer, or his estate, as the case may be, will receive any positive balance in the named executive’s bonus bank under the Management Annual Incentive Plan or Executive Officer Annual Incentive Plan, as applicable, and a pro rata bonus for the fiscal year in which termination occurs based upon the performance criteria in effect for such year and the percentage of salary applicable to such named executive’s bonus, but applied to the actual salary amount paid to the named executive for the portion of the year that the participant was employed. Upon death or disability, all shares of restricted stock will immediately vest and become unrestricted. The amounts set forth in the table for restricted stock reflect the number of shares of restricted stock for which the vesting would accelerate multiplied by the closing price of our common stock on March 31, 2009.

Voluntary Termination and Termination for Cause.    A named executive officer is not generally entitled to receive any additional forms of severance payments or benefits upon his voluntary decision to terminate employment with the company prior to being eligible for retirement or upon termination for cause. Any named executive officer who voluntarily terminates his employment with the company or is terminated by the company for cause would forfeit his bonus bank balance and would not receive a pro rata bonus, unless otherwise determined by the compensation committee. The compensation committee has not in the past determined to make payments under these circumstances and, accordingly, no amounts are included in the “Estimated Payments on Termination or Change in Control” for a voluntary termination or a termination for cause.

Change of Control.    Upon the occurrence of a change of control, as generally defined below, all outstanding stock options will immediately vest and become exercisable and all shares of restricted stock will immediately vest and become unrestricted. Amounts reflected for stock options in the table below reflect the difference, if any, between the closing price of our common stock on March 31, 2009 and the exercise price for each option for which vesting would accelerate. The amounts set forth in the table for restricted stock reflect the number of shares of restricted stock for which vesting would accelerate multiplied by the closing price of our common stock on March 31, 2009.

We have entered into change of control agreements with each of our named executive officers. Generally, pursuant to these agreements, a change of control occurs:

(a) upon the acquisition by any person or entity of beneficial ownership of 30% or more of the outstanding shares of the company’s common stock, or 30% or more of the combined voting power of the company’s then outstanding securities (other than (i) acquisitions of common stock directly from the company, (ii) acquisitions of common stock by the company or its subsidiaries, (iii) any acquisition of common stock by any employee benefit plan (or related trust) sponsored or maintained by the company or any corporation controlled by the company, or (iv) any acquisition of common stock by any corporation in connection with a business transaction as proscribed in the agreement);

(b) if a majority of the company’s incumbent board of directors are replaced other than in specific circumstances;

(c) upon the consummation of a reorganization, merger or consolidation (including a merger or consolidation of the company or any direct or indirect subsidiary of the company), or sale or other disposition of all or substantially all of the assets of the company (a “Business Combination”), in each case, unless, immediately following such Business Combination, (i) the voting securities of the company immediately prior to the Business Combination represent more than 50% of the combined voting power of the then-outstanding voting securities of the entity resulting from the transaction, (ii) except to the extent that such ownership existed prior to the Business Combination, no person beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and (iii) at least a majority of the members of the board of directors of the corporation resulting from the Business Combination were members of the incumbent board of the company at the time of initiating the Business Combination; or

(d) approval by the stockholders of the company of a complete liquidation or dissolution of the company.

The change of control agreements provide that upon a termination of employment following a change in control (other than termination for cause or by reason of death or disability) or if the named executive terminates his employment in certain circumstances defined in the agreement which constitutes “good reason,” in addition to the accelerated vesting of stock options and restricted stock described above, each will receive a lump sum payment equal to three times the officer’s base salary at termination, plus a payment equal to three times the greater of the average of his last three bonuses or the target bonus for which the officer is eligible within the following twelve months. The change of control agreements also provide for a pro-rated bonus assuming performance at the target level for the portion of the year prior to termination. Also, the officer will be entitled to continued life and health insurance benefits for thirty-six months following the date of termination. The officer will immediately become fully vested in his benefits under each of our supplemental or excess retirement plans in which the officer participated. All benefits under each of our supplemental or excess retirement plans will be paid out in a lump sum upon the change of control. In addition, we will increase the payout by an amount equal to the additional benefits to which the officer would have been entitled under any of our qualified or non-qualified defined benefit or defined contribution plans, as if the officer had continued to participate in such plans for three years following the change of control.

The change of control agreements of Messrs. Taylor and Fanning have terms that differ from the terms of our change of control agreements with Messrs. Dick, Platt and Bennett. Mr. Taylor’s and Mr. Fanning’s agreements:

•	do not calculate the SERP benefit payout by providing additional compensation credit;

•	include amounts in the bonus bank as part of the annual bonus for the purpose of determining the lump sum cash severance payment;

•	include a gross-up payment to cover any excess parachute payment tax; and

•

do not include within the definition of a “good reason” termination necessary to trigger a severance benefit a situation where the officer does not have a commensurate position following the change of control with the corporation resulting from a business combination. If the resulting corporation is controlled by a parent entity, “good reason” would not exist simply because the named executive did not have a commensurate position with the parent entity.

The agreements of Messrs. Dick, Platt and Bennett:

•	do provide additional compensation credit in calculating the SERP payment amount;

•	do not include amounts in the bonus bank as part of the annual bonus for the purpose of determining the lump sum cash severance payment;

•	do not include a parachute payment excise tax gross-up; and

•	do include within the definition of “good reason” a situation where the officer does not have a commensurate position with the ultimate parent company after the change of control.

ESTIMATED PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Event	D.E. Taylor	Q.P. Fanning	J.K. Lousteau(1)	J.M. Platt	S.W. Dick	J.M. Bennett
Normal and Early Retirement and Termination Without Cause
Prorated annual cash incentive and bonus bank	$1,463,200	$324,273	$421,582	$610,330	$616,453	$452,568
Accelerated stock options	0	0	0	0	0	0
Accelerated vesting of restricted stock	0	0	1,168,373	0	0	0
Cash severance payment	0	0	1,352,134	0	0	0
Continued benefits	0	0	63,235	0	0	0
Total	$1,463,200	$324,273	$3,015,583	$610,330	$616,453	$452,568

Death or Disability
Prorated annual cash incentive and bonus bank	$1,463,200	$324,273	$—	$610,330	$616,453	$452,568
Accelerated stock options	0	0	—	0	0	0
Accelerated vesting of restricted stock	3,707,352	854,777	—	1,349,185	1,290,764	1,008,500
Total	$5,170,552	$1,179,050	$—	$1,959,515	$1,907,217	$1,461,068

Change in Control
Accelerated stock options	$1,637,825	$102,554	$—	$110,213	$108,791	$85,463
Accelerated vesting of restricted stock	3,707,352	854,777	—	1,349,185	1,290,764	1,008,500
Total	$5,345,177	$957,331	$—	$1,459,398	$1,399,555	$1,093,963

Change in Control with Termination
Prorated annual cash incentive and bonus bank	$1,463,200	$324,273	$—	$610,330	$616,453	$452,568
Accelerated stock options	1,637,825	102,554	—	110,213	108,791	85,463
Accelerated vesting of restricted stock	3,707,352	854,777	—	1,349,185	1,290,764	1,008,500
Cash severance payment	5,273,262	1,799,616	—	2,398,923	2,414,598	1,666,122
Continued benefits and Additional Retirement Plan Credit	963,547	978,332	—	708,747	1,223,891	683,914
Tax Gross Up	6,074,545	1,692,152	—	0	0	0
Total	$19,119,732	$5,751,704	$—	$5,177,398	$5,654,497	$3,896,567

(1)	Mr. Lousteau retired as executive vice president and chief financial officer on September 30, 2008. The amounts reflected under “Normal and Early Retirement and Termination without Cause” are the amounts actually received by Mr. Lousteau when he retired from the company. In addition to the amounts set forth in this table, Mr. Lousteau received $10,259 from the company in fiscal 2009 for consulting services rendered after his retirement.

PROPOSAL TO APPROVE

THE TIDEWATER INC.

2009 STOCK INCENTIVE PLAN

(PROPOSAL 2)

General

The growth of the Company depends upon the efforts of its officers, directors, employees, consultants, and advisors, and we believe that the proposed Tidewater Inc. 2009 Stock Incentive Plan (the “Plan”) will provide an effective means of attracting and retaining qualified key personnel while encouraging a long-term focus on maximizing stockholder value. The Plan has been adopted by the Board of Directors, subject to stockholder approval at the Annual Meeting. The principal features of the Plan are summarized below. This summary is qualified in its entirety, however, by reference to the Plan, which is attached to this proxy statement as Annex C.

Purpose of the Proposal

Providing officers, directors, employees, consultants, and advisors with a proprietary interest in the growth and performance of the Company is crucial to stimulating individual performance while simultaneously enhancing stockholder value. As of March 31, 2009, only 168,992 shares of Common Stock remain available for grant under the Company’s 2006 Stock Incentive Plan. We believe that adoption of a new plan is necessary to provide the Company with the continued ability to attract, retain, and motivate key personnel in a manner tied to the interests of stockholders.

Terms of the Plan

Administration of the Plan.    The Compensation Committee of the Board (or a subcommittee) will generally administer the Plan and, except with respect to grants to members of the Board of Directors who are not employees of the Company (“Outside Directors”), have authority to make awards under the Plan and to set the terms of the awards. The Compensation Committee will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for proper administration of the Plan. The Nominating and Corporate Governance Committee of the Board will have the authority to grant awards to Outside Directors, to set the terms of those awards, and to interpret and establish rules regarding Outside Director awards. Subject to the limitations specified in the Plan, the Compensation Committee may delegate its authority to appropriate Company officers. The term “Committee” is used in this section of this Proxy Statement to refer to both the Compensation Committee and the Nominating and Corporate Governance Committee in their administrative roles.

Eligibility.    Officers, directors, key employees of the Company, and consultants and advisors to the Company will be eligible to receive awards (“Incentives”) under the Plan when designated as Plan participants. The Company currently has 11 officers and 11 Outside Directors eligible to receive Incentives under the Plan. Historically, approximately 46 key employees have participated in the Company’s stock incentive plans. Incentives under the Plan may be granted in any one or a combination of the following forms:

•	incentive stock options under Section 422 of the Internal Revenue Code (the “Code”),

•	non-qualified stock options,

•	restricted stock,

•	restricted stock units,

•	stock appreciation rights, and

•	other stock-based awards.

Each type of Incentive is discussed in more detail in “Types of Incentives” below.

Shares Issuable Through the Plan.    A total of 1,982,500 shares of Common Stock are authorized to be issued under the Plan, representing approximately 3.83% of the outstanding Common Stock. The closing sale price of a share of Common Stock, as quoted on the New York Stock Exchange on May 19, 2009, was $45.72.

Limitations and Adjustments to Shares Issuable under the Plan.    The Plan limits the Incentives granted to any single participant in a calendar year to no more than 500,000 shares of Common Stock. Each Outside Director may be granted no more than 10,000 shares per year under the plan. A total of 1,387,750 shares may be issued under the Plan as restricted stock, restricted stock units, and other stock-based awards; of this number, only an aggregate of 99,125 shares may be granted without compliance with the minimum vesting periods as described below. The maximum value of an other stock-based award that is valued in dollars (whether or not paid in Common Stock) and scheduled to be paid out to any single participant in a calendar year is $2,000,000.

For purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan, shares that are not delivered because an Incentive is forfeited, canceled, or settled in cash will not be deemed to have been delivered under the Plan. With respect to stock appreciation rights paid in shares of Common Stock, all shares to which the stock appreciation rights relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise. All of the Plan’s 1,982,500 issuable shares of Common Stock may be delivered upon the exercise of options intended to qualify as incentive stock options under Section 422 of the Code.

Proportionate adjustments will be made to all of the share limitations provided in the Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other change in the shares of Common Stock. Further, the Committee will adjust the terms of any Incentive to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Amendments to the Plan.    The Board may amend or discontinue the Plan at any time. However, the Company’s stockholders must approve any Plan amendment that would:

•	materially increase the benefits accruing to participants,

•	materially increase the number of issuable shares,

•	materially expand the classes of persons eligible to participate,

•	expand the types of awards available for grant,

•	materially extend the term of the Plan,

•	materially change the method of determining the exercise price of options, or

•	permit the repricing of an option or stock appreciation right.

No amendment or discontinuance of the Plan may materially impair any previously granted Incentive without the consent of the recipient.

Term of the Plan.    No Incentives may be granted under the Plan more than ten years after the date the Plan is approved by the stockholders.

Incentive Agreements.    Grants of Incentives will be subject to the terms and conditions of the Plan and may also be subject to additional restrictions imposed by the Committee and detailed in a grant agreement between the Company and the participant. An agreement’s additional restrictions may include provisions requiring the forfeiture of outstanding Incentives in the event of the participant’s termination of employment or, in the case of performance-based grants, if applicable goals or targets are not met.

Types of Incentives.    Each type of Incentive that may be granted under the Plan is described below:

Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee will determine the number and exercise price of the options and when the options become exercisable. However, the option exercise price may not be less than the fair market value of a share of Common Stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction. The term of an option will also be determined by the Committee, but may not exceed ten years. The Committee may accelerate the exercisability of any stock option at any time. As noted above, the Committee may not, without the prior approval of the Company’s stockholders, decrease the exercise price for any outstanding option after the date of grant. In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option with a lower exercise price, another Incentive, a cash payment, or shares of Common Stock, unless approved by the Company’s stockholders. The Plan permits the Committee to grant non-qualified or incentive stock options. Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

The option exercise price may be paid in cash; by check; in shares of Common Stock; through a “cashless” exercise arrangement with a broker approved by our Company; if approved by the Committee, through a net exercise procedure; or in any other manner authorized by the Committee.

Stock Appreciation Rights.    A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock determined by dividing the product of the number of shares for which the stock appreciation right is exercised and the amount of the appreciation in each share by the fair market value of a share of Common Stock on the date of exercise. The Committee will determine the base price used to measure share appreciation, which may not be less than the fair market value of a share of Common Stock on the date of grant; whether the right may be paid in cash; and the number and term of stock appreciation rights, provided that the term of a stock appreciation right may not exceed ten years. The Committee may accelerate the exercisability of any stock appreciation right at any time. The Plan restricts decreases in the base price and certain exchanges of stock appreciation rights on terms similar to the restrictions described above for options.

Restricted Stock.    Shares of restricted stock are shares of Common Stock granted by the Committee and made subject to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of time (the restricted period). The restricted period must be a minimum of three years with the following exceptions: shares vesting based on the attainment of performance goals, shares granted to Outside Directors, and shares issued in payment of amounts earned under our annual incentive plan. The Plan permits incremental vesting of portions of the award over the three-year period. If vesting of the shares is subject to the future attainment of specified performance goals, the restricted period for employees, consultants, or advisors must be at least one year. In addition to these exceptions, a Plan aggregate total of 99,125 shares of restricted stock, restricted stock units, or other stock-based awards may be granted without compliance with these minimum vesting periods. Subject to the restrictions provided in the applicable agreement and the Plan, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares, including the right to receive dividends.

Restricted Stock Units.    A restricted stock unit, or RSU, represents the right to receive from the Company one share of Common Stock on a specific future vesting or payment date. Restricted stock units are subject to the same minimum vesting requirements described above for restricted stock. Subject to the restrictions provided in the applicable agreement and the Plan, a participant receiving RSUs has no stockholder rights until shares of Common Stock are issued to the participant. RSUs may be granted with dividend equivalent rights.

Other Stock-Based Awards.    The Plan also permits the Committee to grant to participants awards of shares of Common Stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of or the appreciation in value of, shares of Common Stock (other stock-based awards). The Committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods, or performance requirements. Other stock-based awards are subject to the same minimum vesting requirements and exceptions as described above for restricted stock and restricted stock units.

Performance-Based Compensation Under Section 162(m).    Performance-based compensation which meets the requirements of Section 162(m) of the Code does not count toward the $1 million limit on our Company’s federal income tax deduction for compensation paid to its most highly compensated executive officers. Stock options and stock appreciation rights granted in accordance with the terms of the Plan will qualify as performance-based compensation under Section 162(m) of the Code.

Grants of restricted stock, restricted stock units, or other stock-based awards that we intend to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals as well as other applicable requirements of Section 162(m). The pre-established performance goals, as provided in the Plan, will be based upon any or a combination of the following criteria relating to our Company or one or more of our divisions or subsidiaries: earnings per share; return on assets; an economic value-added measure; stockholder return; earnings or earnings before interest, taxes, depreciation and amortization; stock price; total stockholder return; return on equity; return on total capital; safety performance; reduction of expenses; increase in cash flow; free cash flow; income or net income; operating income or net operating income; gross profit, operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; return on capital employed; or market segment share. For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or industry benchmarks, or relative to levels attained in prior years. Performance measurements may be adjusted as specified under the Plan to exclude the effects of non-recurring transactions or changes in accounting standards.

Our Committee has authority to use different targets from time to time within the realm of the performance goals as provided in the Plan and listed above. The regulations under Section 162(m) require that the material terms of the performance goals be reapproved by our stockholders every five years.

Termination of Employment or Service.    If a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement, or normal retirement, any outstanding Incentives may be exercised, shall vest, or shall expire at such times as may be determined by the Committee and as provided in the applicable incentive agreement.

Change of Control.    In the event of a change of control of the Company, as defined in the Plan or in an incentive agreement, all Incentives will become fully vested and exercisable, all restrictions or limitations on any Incentives will lapse and, unless otherwise provided in the incentive agreement, all performance criteria and other conditions relating to the payment of Incentives will generally be deemed to be achieved.

In addition, upon a change of control our committee will have the authority to take a variety of actions regarding outstanding Incentives. Within a certain time frame and under specific conditions, our committee may:

•	require that all outstanding Incentives be exercised by a certain date;

•

require the surrender to our Company of some or all outstanding Incentives in exchange for a stock or cash payment for each Incentive equal in value to the per share change of control value, calculated as described in the Plan, over the exercise or base price;

•	make any equitable adjustment to outstanding Incentives as our committee deems necessary to reflect our corporate changes; or

•

provide that an Incentive shall become an Incentive relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the change of control transaction if the participant had been a stockholder.

In the event of a sale of common stock pursuant to a tender offer or exchange offer, all options and stock appreciation rights will become fully vested and exercisable, all restrictions or limitations on any Incentive will lapse, and all performance criteria and other conditions relating to the payment will be deemed waived for a 30-day period. Once the 30-day period has ended, any options and stock appreciation rights not exercised and any shares not tendered or exchanged will again be subject to the terms and conditions applicable prior to the tender offer or exchange offer.

Transferability of Incentives.    The Incentives awarded under the Plan may not be transferred except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order (as defined in the Code; or (d) as to options only—if permitted by the Committee and so provided in the relevant incentive agreement—to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members, or beneficiaries are the participant or immediate family members.

Payment of Withholding Taxes.    We may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld. The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of Common Stock, or to have our Company withhold shares from the shares the participant would otherwise receive, in either case having a value equal to the minimum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined and for participants who are not subject to Section 16 of the Exchange Act, is subject to the Committee’s right of disapproval.

Company Purchase of Incentives.    The Committee may approve the purchase by our Company of an unexercised or unvested Incentive from the holder by mutual agreement.

Awards to Be Granted

If the stockholders approve the Plan at the meeting, grants of awards to employees, officers, directors, consultants, and advisors will be made in the future by the relevant Committee as it deems necessary or appropriate.

Federal Income Tax Consequences

The federal income tax consequences related to the issuance of the different types of Incentives that may be awarded under the Plan are summarized below. Participants who are granted Incentives under the Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options.    Normally, a participant who is granted a stock option will not realize any income nor will our Company receive any deduction for federal income tax purposes in the year the option is granted.

When a non-qualified stock option granted under the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. Any remaining gain will be capital gain. Our Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a non-qualified option is paid by the surrender of previously-owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition, the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Restricted Stock.    Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income and we will not be allowed a tax deduction at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units.    A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Code. The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Stock Appreciation Rights.    Generally, a participant who is granted a stock appreciation right under the Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to our Company upon the grant of stock appreciation rights. Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Other Stock-Based Awards.    Generally, a participant who is granted an other stock-based award under the Plan will recognize ordinary income at the time the cash or shares associated with the award are received. If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A.    If any Incentive constitutes non-qualified deferred compensation under Section 409A of the Code, the incentive will be structured to comply with Section 409A to avoid the imposition of additional tax, penalties, and interest on the participant.

Tax Consequences of a Change of Control.    If, upon a change of control of our Company, the exercisability, vesting, or payout of an Incentive is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares may be characterized as “parachute payments” (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change of control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of Incentives that may be granted under the Plan based on current provisions of the Code, which are subject to change. This summary does not cover any foreign, state, or local tax consequences.

Equity Compensation Plan Information

The following table provides information about shares of Common Stock authorized for issuance under our existing equity compensation plans as of March 31, 2009.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,812,007		$43.10	168,992	(1)
Equity compensation plans not approved by security holders	—		—	—

Total	1,812,007	(2)	$43.10	168,992

(1)	As of March 31, 2009, all of such remaining shares are issuable as stock options or restricted stock or other stock-based awards under the company’s 2006 Stock Incentive Plan.
(2)	If the exercise of these outstanding options and issuance of additional common shares had occurred as of March 31, 2009, these shares would represent 3.4% of the then total outstanding common shares of the company.

Vote Required

Approval of the Plan requires the affirmative vote of the holders of at least a majority of the total number of shares of Common Stock present in person or by proxy and entitled to vote on the proposal, provided that the total vote cast represents over 50% in interest of all securities entitled to vote on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE

THE TIDEWATER INC. 2009 STOCK INCENTIVE PLAN

PROPOSAL FOR THE RATIFICATION OF

SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 3)

The audit committee of our board has selected Deloitte & Touche LLP (“Deloitte & Touche”) as the company’s independent registered public accounting firm to audit the financial statements of the company for the fiscal year ending March 31, 2010. Proxies solicited hereby will be voted to ratify that selection unless stockholders specify otherwise in their proxies. If the stockholders do not ratify the appointment of Deloitte & Touche by the affirmative vote of the holders of a majority of our common stock present in person or by proxy at the meeting and entitled to vote, the audit committee will reconsider the selection of the independent auditors.

Representatives of Deloitte & Touche are expected to be present at the 2009 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2010.

STOCKHOLDER PROPOSALS

Our stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and our amended and restated bylaws.

If you want us to consider including a proposal in next year’s proxy statement, you must deliver the proposal in writing to our Secretary at 601 Poydras Street, Suite 1900, New Orleans, Louisiana 70130 by February 4, 2010.

If you want to present a proposal at next year’s annual meeting but do not wish to have the proposal included in our proxy statement, you must submit it in writing to our Secretary, at the above address, no earlier than March 31, 2010 and no later than April 25, 2010, in accordance with the specific procedural requirements set forth in our amended and restated bylaws. If you would like a copy of these procedures, please contact our Secretary, or access the “Governance” section of our website at http://www.tdw.com to review our amended and restated bylaws. Failure to comply with our bylaw procedures and deadlines may preclude presentation of the matter at the meeting.

We did not receive any stockholder proposals for the 2009 Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and beneficial owners of more than 10% of our common stock to file certain beneficial ownership reports with the SEC. To our knowledge, based on our review of copies of reports received by us and written representations by certain reporting persons, we believe that during fiscal year 2009, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with in a timely manner, except that one report on Form 4 for Joseph M. Bennett, Executive Vice President, reporting one transaction during fiscal 2009 was delinquent by two business days.

CERTAIN TRANSACTIONS

Our practice has been that any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission, with respect to a director or executive officer, will be reviewed and approved, or ratified, by our Audit Committee. We are currently a party to one such related party transaction. Cindy B. Taylor, a director of Tidewater, is the Chief Executive Officer of Oil States International, Inc. (“Oil States”). During fiscal 2009, our company paid Oil States or its affiliates approximately $416,000 for vessel parts and supplies, vessel labor and similar goods and services. The amount paid is substantially less than 1% of Oil States’ annual revenues. We anticipate that our company will continue to purchase goods and services from Oil States during fiscal 2010.

The Audit Committee also reviews and investigates any matters pertaining to the integrity of management and directors, including conflicts of interest, or adherence to standards of business conduct required by our policies.

OTHER MATTERS

Our board knows of no business, other than that described above, that will be presented for consideration by the company’s stockholders at the meeting. The enclosed proxy will confer discretionary authority with respect to any other matters that may properly come before the meeting or any adjournment thereof. It is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on any such matter.

By Order of the Board of Directors

BRUCE D. LUNDSTROM
Executive Vice President, General Counsel
and Secretary

New Orleans, Louisiana

June 4, 2009

PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. YOU CAN ALSO CALL IN YOUR VOTE BY TOUCHTONE TELEPHONE OR SEND IT OVER THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

Annex A

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

Oilfield Services Compensation Survey Companies (2006)

Baker Hughes Incorporated

Cameron International Corporation

*ENSCO International Inc.

FMC Technologies, Inc.

*Global Industries Corp.

*GlobalSantaFe Corp.

*Grey Wolf, Inc.

Hanover Compressor—Exterran Holdings, Inc.

*Noble Corporation

Oil States International, Inc.

*Pride International, Inc.

Superior Energy Services, Inc.

*Transocean, Inc.

Weatherford International, Inc.

Peer Energy Services Companies (2007)

Atwood Oceanics, Inc.

Diamond Offshore Drilling, Inc.

*ENSCO International Inc.

*Global Industries Ltd.

*GlobalSanteFe Corp.

*Grey Wolf, Inc.

GulfMark Offshore, Inc.

Helmerich & Payne, Inc.

Hornbeck Offshore Services Inc.

Nabors Industries, Inc.

*Noble Corporation

*Pride International, Inc.

Rowan Companies, Inc.

SEACOR Holdings Inc.

*Transocean, Inc.

Trico Marine Services, Inc.

*	These companies are included in both the survey and peer group.

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

General Industry Compensation Survey Companies (2006)

A.G. Edwards

A.T. Cross

AAA of Science

AAI

AARP

Abbott Laboratories

ABC

Accenture

ACH Food

adidas America

Advance Publications

*Advanced Medical Optics

Advanced Micro Devices

Advanta

*ADVO

Aegon USA

Aerojet

AES

Aetna

AFLAC

AGL Resources

AIG

Air Products and Chemicals

Alcatel USA

Alcoa

Alcon Laboratories

Allbritton Communications—KATV

Allegheny Energy

*Allergan

Allete

Alliance Data Systems

*Alliant Techsystems

Allianz

Allstate

Alstom Power

Altana Pharma

Altria Group

Ameren

America Online

American Airlines

American Airlines Publishing

American Chemical Society

American Electric Power

American Express Credit Card

American Family Insurance

American Re

American Standard

American Transmission

American United Life

American Water Works

Ameriprise Financial

Ameriquest Mortgage

Ameritrade

Ameron

*AMETEK

Amgen

AmSouth

Anadarko Petroleum

*Ann Taylor Stores

APAC

Apache

APL

Apple Computer

Applebee’s International

Applied Materials

Aquila

ARAMARK

Arby’s Restaurant Group

Arctic Cat

Armstrong World Industries

ArvinMeritor

Ashland

Associated Banc-Corp

Assurant

Assurant Health

AstraZeneca

AT&T

Atmos Energy

Aurora Loan Services

*Austin Industries

Auto Club Group

Automatic Data Processing

AutoZone

Avaya

Avery Dennison

Avista

Avnet

AXA Equitable

BAE Systems—CNI Division

Bank North

Bank of America

Bank of the West

*Barnes Group

*Barrick

Baxter International

Bayer

Bayer CropScience

BB&T

*Beckman Coulter

BellSouth

Belo

Best Buy

BIC

Big Lots

Black & Decker

Blockbuster

Blue Cross Blue Shield of Florida

*Bob Evans Farms

Boehringer Ingelheim

Boeing

Boston Scientific

Boy Scouts of America

BP

*Bracco Diagnostics

Brady

Bremer Financial

Brinker International

Bristol-Meyers Squibb

Bunge

Burlington Northern Santa Fe

BWXT Y-12

C&D Technologies

C.H. Guenther & Son

Cablevision Systems

Cadbury-Schweppes North America

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

General Industry Compensation Survey Companies (2006)

California Independent System Operator

*Cameron International

Campbell Soup

Capital Blue Cross

Capital Broadcasting—WRAL

Capital One Financial

Cardinal Health

Cargill

*Carpenter Technology

Caterpillar

Catholic Healthcare West

CB Richard Ellis

*CDI

Cedar Rapids TV—KCRG

Celestica

Celgene

Cendant

CenterPoint Energy

*Cephalon

*Ceridian

CH Energy Group

*CH2M Hill

Chanel

Charter Communications

CheckFree Holdings

*Chemtura

Chevron

Chicago Mercantile Exchange

CHS

CIGNA

*Cincinnati Bell

Cingular Wireless

Circle K

CITGO Petroleum

Citigroup

Clarke American Checks

Clear Channel Communications

Cleco

Cleveland Clinic Foundation

Clorox

CMS Energy

CNA

COACH

Cobank

Coca-Cola

Colgate-Palmolive

Colorado Springs Utilities

Columbia Sportswear

Comair

Combe

Comcast Cable Communications

Comerica

Commerce Bancorp

Commerce Bancshares

Compass Bancshares

ConAgra Foods

Connell

ConocoPhillips

Consolidated Edison

Constellation Brands

Constellation Energy

*Convergys

*Cooper Tire & Rubber

*Corn Products

Corporate Express

Countrywide Financial

*Covance

Covanta Energy

Cox Enterprises

Crown Castle

Crown Holdings

CSX

Cubic

Cullen/Frost Bankers

CUNA Mutual

Cushman & Wakefield

CVS Pharmacy

*Cytec

*Dade Behring

Daiichi Sankyo

DaimlerChrysler

Darden Restaurants

Dell

Delphi

Dendrite International

*Denny’s

*Dentsply

Devon Energy

Diageo North America

Dial

Discover Financial Services

*Discovery Communications

Dispatch Broadcast Group —WBNS

Dominion Resources

*Donaldson

Dow Chemical

Dow Jones

DTE Energy

Duke Energy

DuPont

Dynea

Dynegy

E.ON U.S.

E.W. Scripps

Eagle-Picher Industries

Eastman Chemical

Eaton

eBay

Ecolab

Edison International

EDS

El Paso

Elan Pharmaceuticals

Eli Lilly

Elsevier Science

EMC

EMCOR Group

*Emdeon

Emerson

Enbridge Energy

EnCana Oil & Gas USA

Energen

Energy East

Energy Northwest

Engelhard

Enron

Entergy

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

General Industry Compensation Survey Companies (2006)

*Equifax

Equitable Resources

Equity Office Properties

Erie Insurance

ESRI

Eugene Water & Electric Board

Evening Post Publishing—KOAA

Exelon

Experian

ExxonMobil

Fairchild Controls

Fannie Mae

*FANUC Robotics America

Federal Home Loan Bank of San Francisco

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of New York

Federal Reserve Bank of San Francisco

Federal-Mogul

Federated Department Stores

Ferrellgas

Fidelity Investments

Fifth Third Bancorp

Fireman’s Fund Insurance

First Data

FirstEnergy

Fiserv

*Fleetwood Enterprises

Fluke

Fluor

Foot Locker

Ford

*Forest Laboratories

Fortune Brands

Forum Communications—WDAY

FPL Group

Franklin Resources

Freddie Mac

Freedom Communications

Freedom Communications— KFDM

Freedom Communications—WLAJ

Freedom Communications—WPEC

Freedom Communications—WRGB

Freedom Communications—WTVC

Freedom Communications—WWMT

Freightliner

Fremont Investment & Loan

G&K Services

Gannett

Gap

*Gartner

Gates

*GATX

Genentech

General Dynamics

General Mills

General Motors

*Genzyme

GEO Group

*Georgia Gulf

*Gilead Sciences

Gilead Sciences

GlaxoSmithKline

GMAC—RFG

Goodrich

Goodyear Tire & Rubber

Gorton’s

Great Plains Energy

Great-West Life Annuity

*GROWMARK

*GTECH

Guardian Life

Guideposts

H&R Block

*H.B. Fuller

H.J. Heinz

Haemonetics

Hannaford

Harcourt Education

Harley-Davidson

*Harman International Industries

Harris Bank

Harris Enterprises

Harry Winston

*Harsco

Hartford Financial Services

*Hasbro

Hawaiian Electric

Hawaiian Telecom

HBO

HCA Healthcare

Health Care Services

Health Net

Hearst-Argyle Television

*Herbalife International of America

*Hercules

*Herman Miller

Hershey Foods

Hess

Hewlett-Packard

*Hexcel

Hilton Hotels

*HNI

HNTB

Hoffman-LaRoche

Honeywell

Horizon Blue Cross Blue Shield of New Jersey

*Houghton Mifflin

Hovnanian Enterprises

HSBC North America

Hubbard Broadcasting

Humana

Huntington Bancshares

IAC/InterActive

IBM

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

General Industry Compensation Survey Companies (2006)

ICI Paints North America

IDACORP

*IDEX

IKON Office Solutions

*IMS Health

Independence Blue Cross

IndyMac

ING

Ingersoll-Rand

Intel

*InterContinental Hotels

*International Flavors & Fragrances

International Paper

International Truck & Engine

Interstate Brands

Invensys

Irvine Company

*Irving Oil

Irwin Financial

Itochu International

ITT—Corporate

ITT—Defense

ITT—Motion and Flow Control

J.Crew

J.C. Penney Company

*J.M. Smucker

*J.R. Simplot

*Jack in the Box

Jackson Hewitt

Jacobs Engineering

*Jarden

JEA

JM Family

John Crane

John Hancock

Johns-Manville

Johnson & Johnson

Johnson Controls

Joint Commission on Accreditation of Healthcare Organizations

*Jostens

Journal Broadcast Group

JSJ

Kaiser Foundation Health Plan

*Kaman Industrial Technologies

KB Home

Kellogg

*Kennametal

Kerr-McGee

KeyCorp

Kimberly-Clark

Kinder Morgan

Kindred Healthcare

*King Pharmaceuticals

Kinross Gold

Kiplinger

Knight Ridder

Koch Industries

Kohler

Kohl’s

Kraft Foods

L.L. Bean

L-3 Communications

Lafarge North America

Land O’Lakes

Landmark Communications—WTVF

LaSalle Bank

Lawson Products

Lear

Levi Strauss

LexisNexis

Lexmark International

Liberty Mutual Limited

Lincoln Center for the Performing Arts

Lincoln Financial

Loews

LOMA

Longs Drug Stores

Lorillard

Louisville Corporate Services

Lower Colorado River Authority

Lucent Technologies

M&T Bank

Magellan Midstream Partners

Makino

Manship Stations—KRGV

Marathon Oil

MarkWest Energy

Marriott International

Marsh & McLennan

Marshall & Ilsley

*Martin Marietta Materials

*Mary Kay

Masco

Massachusetts Mutual

MasterCard

McClatchy

*McDermott

McDonald’s

McGraw-Hill

MDC Holdings

*MDS Laboratory Service

MDU Resources

MeadWestvaco

Medco Health Solutions

*Media General

*MedImmune

Medtronic

Mellon Financial

Merck

Mercury Insurance

*Meredith

Merrill

Merrill Lynch Private Client

*Metaldyne

Metavante

Methode Electronics

MetLife

MGE Energy

Microsoft

Middle East Television Network/Alhurra

Milacron

Millennium Pharmaceuticals

*Millipore

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

General Industry Compensation Survey Companies (2006)

*Mine Safety Appliances

Mirant

*Mission Foods

*Modine Manufacturing

*Molex

Molson Coors Brewing

*Monaco Coach

Moody’s

Morgan Murphy Stations— WISC

Motorola

*MSC Industrial Direct

MSP Communications

Mutual of Omaha

*Nalco

NASD

National Enrichment Facility

National Fuel Gas

National Geographic Society

*National Semiconductor

National Starch & Chemical

Nationwide

Navy Federal Credit Union

NBC Universal

NCCI Holdings

NCS Pearson

Nestle USA

New York Independent System Operator

New York Life

New York Power Authority

New York Times

Nicor

NIKE

Noranda Aluminum

Norfolk Southern

Nortel Networks

Northrop Grumman

Northwest Airlines

NorthWestern Energy

Northwestern Mutual

Novartis

Novartis Consumer Health

Novartis Pharmaceuticals

Novelis

Novo Nordisk Pharmaceuticals

NRG Energy

NSTAR

Nuclear Management

NW Natural

Occidental Petroleum

Office Depot

OGE Energy

Oglethorpe Power

Ohio Casualty

Omaha Public Power

Omnova Solutions

OneBeacon Insurance

ONEOK

Orange County Teachers’ Federal Credit Union

Organon

Osram Sylvania

Otter Tail

Owens Corning

Owens-Illinois

Pacific Gas & Electric

Pacific Life

PacifiCorp

*Packaging of America

Panasonic of North America

Papa Johns

Par Pharmaceutical

Parker Hannifin

*Parsons

Peabody Energy

Pearson Education

People’s Bank

Peoples Energy

Pepco Holdings

PepsiCo

*PerkinElmer

Pernod Ricard USA

PetSmart

Pfizer

Pharmion

Phelps Dodge

Philips Electronics North America

Phillips-Van Heusen

Phoenix Companies

Pinnacle West Capital

Pitney Bowes

PJM Interconnection

*Plexus

Plymouth Rock Assurance

PMI Group

PNC Financial Services

PNM Resources

Popular

Portland General Electric

PPG Industries

PPL

Principal Financial

Prisma Energy

Procter & Gamble

Progress Energy

Progressive

ProQuest

Prudential Financial

Public Service Enterprise

Puget Energy

Pulte Homes

Purdue Pharma

QLT

QUALCOMM

Quest Diagnostics

Quintiles

Qwest Communications

*Ralcorp Holdings

Raley’s Superstores

Raytheon

RBC Dain Rauscher

Reed Business Information

Reed Elsevier

Reed Exhibitions

Regal-Beloit

Reliant Resources

Reuters America

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

General Industry Compensation Survey Companies (2006)

*Revlon

Reynolds American

*Reynolds and Reynolds

*Rich Products

Rinker Materials

Rio Tinto

RISO

Robert Bosch

Robert Half International

Roche Diagnostics

Roche Palo Alto

Rockwell Automation

*Rockwell Collins

Rohm and Haas

Rolls-Royce North America

RSC Equipment Rental

*Russell

S.C. Johnson

*Sabre

SAFECO

Safety-Kleen Holdco

Safeway

Salt River Project

Sanofi-Aventis

Sarkes Tarzian—KTVN

Sarkes Tarzian—WRCB

SAS Institute

SCANA

Schering-Plough

Schneider Electric

Schurz—KYTV

Schurz—WAGT

Schwan’s

Science Applications International

*Scotts Miracle-Gro

Seagate Technology

Sears

Seattle Times

Securian Financial Group

Security Benefit Group of Companies

Sempra Energy

SENCORP

*Sensata Technologies

7-Eleven

Shell Oil

Sherwin-Williams

Shriners Hospital for Children

Siemens

*Sigma-Aldrich

Sinclair Broadcast Group

Sirius Satellite Radio

SLM

Smurfit-Stone Container

Sodexho

Solvay America

Solvay Pharmaceuticals

Sonoco Products

Sony Electronics

Sony Ericcson Mobile Communications

Southern Company

Southern Union Company

Sovereign Bancorp

Spansion

*Sports Authority

*Springs Global

Sprint Nextel

*St. Jude Medical

St. Lawrence Cement

St. Paul Travelers

*Standard Register

Staples

Starbucks

Starwood Hotels & Resorts

State Farm Insurance

State Street

*Steelcase

STP Nuclear Operating

String Letter Publishing

SUEZ Energy North America

Sun Life Financial

Sun Microsystems

Sunbeam Television—WHDH

SunGard Data Systems

Sunoco

SunTrust Banks

SVB Financial

Sybron Dental Specialties

Syngenta

Takeda Pharmaceutical

*TAP Pharmaceuticals

Targa Resources

Target

Taubman Centers

TDS Telecom

TECO Energy

Tennessee Valley Authority

Terex

Tesoro

Texas Capital Bank

Texas Instruments

Textron

*Thomas & Betts

Thomson

Thomson Financial Services

Thomson Learning

Thomson Legal and Regulatory

Thomson Scientific & Healthcare

3M

Thrivent Financial for Lutherans

TIAA-CREF

Time Warner

Time Warner Cable

Timken

*Toro

Tower Automotive

Toys ‘R’ Us

Trans Union

TransCanada

Trex

True Value Hardware

*Tupperware

Twin Cities Public Television—TPT

TXU

Tyco Electronics

U.S. Bancorp

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Cash Compensation Analysis

General Industry Compensation Survey Companies (2006)

*UCB

UIL Holdings

Unilever United States

Union Bank of California

Union Pacific

Unisource Energy

Unisource Worldwide

Unisys

United Airlines

United Parcel Service

United Rentals

*United States Cellular

United States Enrichment

United Stationers

United Technologies

United Water Resources

UnitedHealth

Unitil

Universal Underwriters Group

Univision Communications

UnumProvident

US Investigations Services

USAA

USG

Valero Energy

Vanguard

Vectren

Verizon

Verizon Wireless

Vertex Pharmaceuticals

Viacom

Visa International

Visa USA

*Vistar

Visteon

VNU Business Media

*Vulcan Materials

*W.R. Grace

Wachovia

Walt Disney

Warnaco

*Washington Group International

Washington Mutual

Washington Post

Waste Management

*Watson Pharmaceuticals

Webster Bank

Wellcare Health Plans

Wellpoint

Wells’ Dairy

Wells Fargo

Wendy’s International

Westar Energy

Westinghouse Electric

*Westinghouse Savannah River

Weyerhaeuser

Whole Foods Market

Williams Companies

Williams-Sonoma

Wisconsin Energy

Wm. Wrigley Jr.

Wolf Creek Nuclear

Wolters Kluwer US

Woodward Communications

World Savings

WPS Resources

Wray Edwin—KTBS

Wyeth

Xcel Energy

Xerox

Yahoo!

Young Broadcasting—KELO

Young Broadcasting—KLFY

Young Broadcasting—KRON

Young Broadcasting—KWQC

Young Broadcasting—WATE

Young Broadcasting—WKRN

Young Broadcasting—WLNS

Young Broadcasting—WRIC

Young Broadcasting—WTEN

Yum! Brands

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Annex B

Companies Included in Towers Perrin 2009 Equity Grant Analysis

Oilfield Services Compensation Survey Companies (2008)

*Atwood Oceanics, Inc.

Baker Hughes Incorporated

Bristow Group

Cameron International Corporation

*Diamond Offshore Drilling, Inc.

*ENSCO International Inc.

Exterran Holdings

*Global Industries Corp.

Halliburton

Helmerich & Payne

Oil States International, Inc.

*Noble Corporation

*Pride International, Inc.

*Rowan Companies, Inc.

Schlumberger

*Transocean Inc.

Peer Energy Services Companies (2008)

*Atwood Oceanics, Inc.

*Diamond Offshore Drilling, Inc.

*ENSCO International Inc.

*Global Industries Ltd.

Grey Wolf, Inc.

GulfMark Offshore, Inc.

Helmerich & Payne, Inc.

Hornbeck Offshore Services Inc.

McDermott International Inc.

Nabors Industries, Inc.

National Oilwell Varco, Inc.

Newfield Exploration Co.

*Noble Corporation

Oceaneering International Inc.

*Pride International, Inc.

Quicksilver Resources, Inc.

*Rowan Companies, Inc.

SEACOR Holdings Inc.

*Transocean Inc.

Trico Marine Services, Inc.

Whiting Petroleum Corp.

*	These companies are included in both the survey and peer group.

Companies Included in Towers Perrin 2009 Equity Grant Analysis

General Industry Compensation Survey Companies (2008)

A&P

A.H. Belo

A.T. Cross

AAA Northern California, Utah & Nevada

AAA of Science

AARP

Abbott Laboratories

ABC

Abercrombie & Fitch

Accenture

ACH Food

adidas America

Advance Publications

*Advanced Medical Optics

Advanced Micro Devices

Aegon USA

Aerojet

Aetna

AFLAC

Agilent Technologies

AGL Resources

Agrium U.S.

AIG

Air Products and Chemicals

Alcatel-Lucent

Alcoa

*Alexander & Baldwin

Allbritton Communications— KATV

Allegheny Energy

Allergan

Allete

Alliant Energy

Alliant Techsystems

Allianz

Allstate

ALM

Alstom Power

Altria Group

Amazon.com

Ameren

American Airlines

*American Crystal Sugar

American Electric Power

American Family Insurance

American Transmission

American United Life

American Water Works

Ameriprise Financial

Ameritrade

Ameron

*AMETEK

Amgen

Anadarko Petroleum

Anchor Danly

*Ann Taylor Stores

APL

*Applera

*Appleton Papers

Applied Materials

ARAMARK

*Arby’s Restaurant Group

Archer Daniels Midland

Arclin USA

Areva NP

Armstrong World Industries

Arrow Electronics

*Arysta LifeScience North America

Ashmore Energy International

Associated Banc-Corp

AstraZeneca

AT&T

Austria Microsystems

Auto Club Group

Automatic Data Processing

Avaya

Avis Budget Group

Avista

Avon

AXA Equitable

B&W Y-12

BAE Systems

Ball

Banco de Brasil

Bank of America

Bank of the West

*Barr Pharmaceuticals

Barrick Gold of North America

Baxter International

Bayer

Bayer CropScience

BB&T

bebe stores

*Beckman Coulter

BELCO Holdings

Belo

BG US Services

*BIC

Big Lots

*Biogen Idec

*Bio-Rad Laboratories

Black Hills

Blockbuster

Blue Cross Blue Shield of Florida

Blue Shield of California

*Blyth

*Bob Evans Farms

Boehringer Ingelheim

Boeing

Bombardier Transportation

Booz Allen Hamilton

Boston Scientific

Bovis Lend Lease

Boy Scouts of America

BP

*Bracco Diagnostics

*Brady

Bremer Financial

Bristol-Meyers Squibb

Building Materials Holding

Bunge

*Burger King

Burlington Northern Santa Fe

Bush Brothers

CA

Cablevision Systems

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Equity Grant Analysis

General Industry Compensation Survey Companies (2008)

California Independent System Operator

Calpine

Cameron International

Campbell Soup

Capital Blue Cross

Capital One Financial

Capitol Broadcasting—WRAL

Cardinal Health

Cargill

Carlson Companies

*Carpenter Technology

*CashNetUSA

*Catalent Pharma Solutions

Caterpillar

Catholic Healthcare West

CB Richard Ellis Group

Cedar Rapids TV—KCRG

*Celgene

CenterPoint Energy

Centex

Century Aluminum

*Cephalon

*Ceridian

CH2M Hill

Chanel

Cheniere Energy

*Chesapeake

Chevron

Chicago Mercantile Exchange

Chiquita Brands

Choice Hotels International

Chrysler

CHS

CIGNA

Cisco Systems

CIT Group

CITGO Petroleum

Citizens Bank

City Public Service

Cleco

CMS Energy

CNA

*COACH

Cobank

Coca-Cola

Colgate-Palmolive

Colorado Springs Utilities

Columbia Sportswear

Columbian Financial Group

Comerica

Commerce Insurance

Compass Bancshares

Connell

ConocoPhillips

Consolidated Edison

Constellation Energy

Continental Automotive Systems

*Convergys

Corning

Corporate Executive Board

Corporate Express US

Covidien

Cox Enterprises

*Crown Castle

CSX

*Cubic

Cullen/Frost Bankers

CUNA Mutual

Curtiss-Wright

Cushman & Wakefield

CVS Caremark

Daiichi Sankyo

Daimler Trucks North America

Dannon

*Day & Zimmerman

DCP Midstream

De Lage Landen Financial Services

Dean Foods

Delphi

*Deluxe

DENSO

*Dentsply

Devon Energy

Diageo North America

Direct Energy

*Discovery Communications

Dispatch Broadcast Group— WBNS

Dominion Resources

*Donaldson

Dow Chemical

Dow Jones

Duke Energy

DuPont

Dynegy

E.ON U.S.

*E.W. Scripps

Eastman Chemical

Eastman Kodak

Eaton

eBay

Ecolab

EDS

Eisai

El Paso Corporation

Electric Power Research Institute

Eli Lilly

Elsevier Science

Embarq

EMC

EMCOR Group

Emerson

Enbridge Energy

*Endo Pharmaceuticals

Energen

Energy Future Holdings

Energy Northwest

Entergy

EPCO

*Equifax

Equity Office Properties

Erie Insurance

Ernst & Young

ESRI

Essilor of America

Evening Post Publishing—KOAA

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Equity Grant Analysis

General Industry Compensation Survey Companies (2008)

Evergreen Packaging

Exelon

*Exterran

ExxonMobil

Fairchild Controls

Fannie Mae

FANUC Robotics America

Farmers Group

Federal Home Loan Bank of San Francisco

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St. Louis

Federal-Mogul

Ferrellgas

Ferrero USA

Fidelity Investments

Fifth Third Bancorp

FINRA

Fireman’s Fund Insurance

First Horizon National

FirstEnergy

Fiserv

*Fleetwood Enterprises

*Flint Group USA

Fluor

Ford

Forest Laboratories

Fortune Brands

Forum Communications—WDAY

Fox Networks Group

FPL Group

Freddie Mac

Freedom Communications

Freeport-McMoRan Copper & Gold

*G&K Services

Gannett

Gap

Gates

*GATX

GE Healthcare

Genentech

*General Atomics

General Dynamics

General Mills

General Motors

Genworth Financial

Genzyme

*GEO Group

*Getty Images

GlaxoSmithKline

Global Crossing

Goodrich

Gorton’s

Great-West Life Annuity

*Greif

GS1

*GTECH

Guaranty Bank

Guardian Life

Guideposts

GXS

*H.B. Fuller

Hanesbrands

Hannaford

*Harland Clarke

Harley-Davidson

Harman International Industries

Harris

Harris Bank

Harris Enterprises

Harry Winston

Hartford Financial Services

Hasbro

Hawaiian Electric

*Hayes Lemmerz

HBO

HCA Healthcare

Health Care Services

Health Net

Healthways

Henry Schein

*Hercules

*Herman Miller

Hershey

Hertz

Hess

Hewlett-Packard

Hexion Specialty Chemicals

*HNI

HNTB

Hoffman-LaRoche

Hologic

Honeywell

Hormel Foods

*Hospira

Hot Topic

*Houghton Mifflin

HSBC North America

Hubbard Broadcasting

Humana

*Hunt Consolidated

Huntington Bancshares

Hyatt Hotels

IAC/InterActive

IBM

IDACORP

Idearc Media

*IDEX

IKON Office Solutions

*IMS Health

Independence Blue Cross

IndyMac

ING

Integrys Energy Group

Intel

*International Flavors & Fragrances

*International Game Technology

International Paper

Interstate Bakeries

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Equity Grant Analysis

General Industry Compensation Survey Companies (2008)

Invensys Controls

Invitrogen

ION Geophysical

*Iron Mountain

*Irvine Company

Irving Oil

Irwin Financial

Itochu International

J.Crew

J.C. Penney Company

*J.M. Smucker

J.R. Simplot

*Jack in the Box

Jacobs Engineering

JEA

JM Family

John Hancock

Johns-Manville

Johnson & Johnson

Johnson Controls

Joint Commission

*Jostens

Kaiser Foundation Health Plan

*Kaman Industrial Technologies

KCTS Television

Kellogg

*Kennametal

*Kerzner International

KeyCorp

Kimberly-Clark

Kindred Healthcare

King Pharmaceuticals

Kiplinger

*KLA-Tencor

Knight

Koch Industries

Kohler

Kohl’s

Kroger

L.L. Bean

L-3 Communications

Lafarge North America

Land O’Lakes

Leggett and Platt

Lenovo

Level 3 Communications

Levi Strauss

LexisNexis

Lexmark International

LG Electronics USA

Liberty Mutual

Limited

Lincoln Financial

Lockheed Martin

Loews

Logitech

LOMA

Longs Drug Stores

Lord

Lorillard Tobacco

Lower Colorado River Authority

Luck Stone

M&T Bank

*Magellan Midstream Partners

*Makino

Marathon Oil

Marriott International

Marsh

Marshall & Ilsley

*Martin Marietta Materials

*Mary Kay

Masco

Massachusetts Mutual

MasterCard

Mattel

Mazda North America Operations

*McClatchy

McDermott

McDonald’s

McGraw-Hill

McKesson

*MDS Pharma Services

MDU Resources

MeadWestvaco

Medco Health Solutions

*Media General

Medtronic

Mellon Financial

Merck

Mercury Insurance

MessageLabs

*Metavante Technologies

MetLife

*MetroPCS Communications

MGE Energy

Micron Technology

Microsoft

Millennium Pharmaceuticals

*Millipore

Mirant Corporation

MOL America

Molson Coors Brewing

*Monaco Coach

MoneyGram International

Monsanto

Morgan Murphy Stations—WISC

Motorola

Mountain America

*Mueller Water Products

Munich Re America

Nalco

Nash-Finch

National CineMedia

National Geographic Society

National Renewable Energy Laboratory

*National Semiconductor

National Starch & Chemical

Nationwide

Navistar International

NCCI Holdings

NCR

Neoris USA

Nestle USA

New York Life

New York Power Authority

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Equity Grant Analysis

General Industry Compensation Survey Companies (2008)

*New York Times

Nicor

NIKE

Nokia

*Noranda Aluminum

Norfolk Southern

Nortel Networks

Northeast Utilities

Northrop Grumman

NorthWestern Energy

Northwestern Mutual

Novartis Consumer Health

Novartis Pharmaceuticals

Novo Nordisk Pharmaceuticals

Novus Print Media Network

NRG Energy

NSTAR

NW Natural

NXP Semi-Conductor

Nycomed US

*Nypro

Oak Ridge National Laboratory

Occidental Petroleum

OGE Energy

Omaha Public Power

Omnova Solutions

OneBeacon Insurance

Open Text

Optos North America

Oshkosh Truck

Otter Tail

Owens Corning

Owens-Illinois

Pacific Gas & Electric

Pacific Life

PacifiCorp

Panasonic of North America

Parker Hannifin

Parsons

Pearson Education

People’s Bank

Pepco Holdings

PepsiAmericas

PepsiCo

*PerkinElmer

PetSmart

Pfizer

Phillips-Van Heusen

Phoenix Companies

Pinnacle West Capital

Pitney Bowes

PJM Interconnection

Plexus

Plymouth Rock Assurance

PMC-Sierra

PMI Group

PNC Financial Services

PNM Resources

*PolyOne

Popular

Portland General Electric

Potash

PPG Industries

PPL

Praxair

Principal Financial

Pro-Build Holdings

Progress Energy

Progressive

Providence Health System

Prudential Financial

Public Service Enterprise Group

Puget Energy

Pulte Homes

*Purdue Pharma

QUALCOMM

Quebecor World—US

*Quintiles

Qwest Communications

R.R. Donnelley

*Ralcorp Holdings

Raley’s Superstores

*Rayonier

RBC Dain Rauscher

Reader’s Digest

Reed Business Information

Reed Elsevier

Reed Exhibitions

Regions Financial

Reliant Resources

*Revlon

Reynolds American

*RF Micro Devices

RGA Reinsurance Group of America

*Rich Products

Rio Tinto

Robert Bosch

Roche Diagnostics

Roche Palo Alto

Rockwell Automation

Rockwell Collins

Rohm and Haas

Rolls-Royce North America

Ryder System

S.C. Johnson

*Safety-Kleen Systems

SAIC

Salt River Project

Sanofi Pasteur

Sanofi-Aventis

Sara Lee

Sarkes Tarzian—KTVN

Sarkes Tarzian—WRCB

*SAS Institute

SCA Americas

SCANA

Schering-Plough

Schlumberger

Schneider Electric

Scholastic

*Schreiber Foods

Schurz—KYTV

Schurz—WAGT

Schwan’s

*Scotts Miracle-Gro

Seagate Technology

Sealed Air

Securian Financial Group

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Equity Grant Analysis

General Industry Compensation Survey Companies (2008)

Securitas Security Services USA

Sempra Energy

SENCORP

*Sensata Technologies

7-Eleven

SES Global

Shaw Industries

Shell Oil

Sherwin-Williams

*Shire Pharmaceuticals

Siemens

*Sigma-Aldrich

Sinclair Broadcast Group

*Sirius Satellite Radio

SLM

*Smith & Nephew

Smith’s Detection

Smurfit-Stone Container

Sodexho

Solvay Pharmaceuticals

Sonoco Products

Sony Corporation of America

Sony Ericcson Mobile Communications

South Financial Group

Southern Company Services

Sovereign Bancorp

Spectra Energy

Spirit AeroSystems

*Springs Global US

Sprint Nextel

Stanford University

*Stantec

Staples

Starbucks

Starwood Hotels & Resorts

State Farm Insurance

State Street

*Steelcase

Sterling Bancshares

*Stewart & Stevenson

STP Nuclear Operating

SUEZ Energy North America

Sun Life Financial

Sunbeam Television—WHDH

SunGard Data Systems

Sunoco

SunTrust Bank

SuperValu Stores

SVB Financial

Swift Newspapers

Sybron Dental Specialties

Syngenta Crop Protection

Synovus

Takeda Pharmaceutical

Takeda Pharmaceutical

Targa Resources

Target

Taubman Centers

TD Banknorth

*TeleTech Holdings

Tellabs

Temple-Inland

Tenet Healthcare

Tennessee Valley Authority

*Teradata

Terex

*Terra Industries

Tesoro

Texas Instruments

Textron

*Thomas & Betts

Thomson Reuters Markets Division Americas

3M

Thrivent Financial for Lutherans

TIAA-CREF

Time Warner

Time Warner Cable

Timex

T-Mobile

*Toro

Trane

Trans Union

TransCanada

Travelers

Travelport

Tribune

*Tupperware

Twin Cities Public Television—TPT

Tyco Electronics

U.S. Bancorp

U.S. Foodservice

UCB

UIL Holdings

Ulticom

*Underwriters Laboratories

Unifi

Unilever United States

Union Bank of California

Union Pacific

*Uni-Select USA

Unisource Energy

Unisys

United Airlines

United Rentals

United States Cellular

United Technologies

United Water Resources

UnitedHealth

Unitil

Universal Studios Orlando

University of Texas—M.D. Anderson Cancer Center

Univision Communications

Unum Group

USAA

USG

Valero Energy

Vanguard

Verizon

Viacom

*Virgin Mobile USA

Visa USA

Visiting Nurse Service

*Vistar

Visteon

Volvo Group North America

*	Company (or one of its subsidiaries) belongs to the subset of participants with global corporate revenue between $1 billion and $3 billion.

Companies Included in Towers Perrin 2009 Equity Grant Analysis

General Industry Compensation Survey Companies (2008)

Voyager Learning Company

Vulcan

*Vulcan Materials

Wachovia

Wackenhut Services

Walt Disney

Warnaco

Washington Mutual

Washington Savannah River

Waste Management

Webster Bank

Wellcare Health Plans

Wellpoint

Wells Fargo

*Wendy’s International

Westar Energy

Western Digital

Westinghouse Electric

Whirlpool

Whole Foods Market

Williams Companies

Wisconsin Energy

Wm. Wrigley Jr.

Wolters Kluwer US

Wray Edwin—KTBS

Wyeth

Wyndham Worldwide

Xcel Energy

Xerox

Yahoo!

Young Broadcasting—KRON

Yum! Brands

Zale

Zimmer Holdings

Zurich North America

Annex C

TIDEWATER INC.

2009 STOCK INCENTIVE PLAN

1. Purpose.    The purpose of the Tidewater Inc. 2009 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Tidewater Inc. (“Tidewater”) and its subsidiaries (collectively with Tidewater, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward, and motivate key employees, officers and directors of the Company and consultants and advisors to the Company and to strengthen the mutuality of interests between service providers and Tidewater’s stockholders. Incentives consist of opportunities to purchase or receive shares of Common Stock, $.10 par value per share, of Tidewater (the “Common Stock”) or cash valued in relation to Common Stock, on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which Tidewater owns (directly or indirectly) within the meaning of section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2. Administration.

2.1 Composition.    The Plan shall generally be administered by the Compensation Committee of the Board of Directors of Tidewater (the “Board”) or by a subcommittee thereof. The Compensation Committee or subcommittee thereof that generally administers the Plan shall consist of not fewer than two members of the Board, each of whom shall (a) qualify as a “non-employee director” under Rule 16b-3 under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule and (b) qualify as an “outside director” under Section 162(m) of the Code (“Section 162(m)”). The Nominating and Corporate Governance Committee of the Board shall administer the Plan with respect to grants to members of the Board who are not employees of the Company (“Outside Directors”). Members of the Nominating and Corporate Governance Committee shall qualify as “non-employee directors” under Rule 16b-3 under the 1934 Act. Unless the context otherwise requires, the term “Committee” shall be used herein to refer to both the Compensation Committee (or subcommittee that administers the Plan) and the Nominating and Corporate Governance Committee.

2.2 Authority.    The Compensation Committee or a sub-committee thereof shall have plenary authority to award Incentives under the Plan and to enter into agreements with or provide notices to participants as to the terms of the Incentives (the “Incentive Agreements”), except that the Nominating and Corporate Governance Committee of the Board shall have the sole authority to grant Incentives to Outside Directors and to enter into Incentive Agreements with Outside Directors. The Compensation Committee or a sub-committee thereof shall have the general authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, and to make any other determination that it believes necessary or advisable for the proper administration of the Plan, except that the Nominating and Corporate Governance Committee shall have sole authority with respect to matters relating to grants to Outside Directors. Committee decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Compensation Committee may delegate its authority hereunder to the extent provided in Section 3.

3. Eligible Participants.    Key employees and officers of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. With respect to participants not subject to either Section 16 of the 1934 Act or Section 162(m) of the Code, the Compensation Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants, and to set and modify the terms of such Incentives; provided, however, that the per share exercise price of any options granted by an officer, rather than by the Compensation Committee, shall be equal to the Fair Market Value (as defined in Section 13.10) of a share of Common Stock on the later of the date of grant or the date the participant’s employment with or service to the Company commences. Outside Directors shall receive Incentives under the Plan when granted by the Nominating and Corporate Governance Committee.

4. Types of Incentives.    Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options; (b) non-qualified stock options; (c) restricted stock, (d) restricted stock units (“RSUs”); (e) stock appreciation rights (“SARs”) and (f) Other Stock-Based Awards (as defined in Section 10).

5. Shares Subject to the Plan.

5.1 Number of Shares.    Subject to adjustment as provided in Section 13.5, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 1,982,500 shares.

5.2 Share Counting.    To the extent any shares of Common Stock covered by a stock option or SAR are not delivered to a participant or permitted transferee because the Incentive is forfeited or canceled, or shares of Common Stock are not delivered because an Incentive is paid or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. In the event that shares of Common Stock are issued as an Incentive and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan. With respect to SARs, if the SAR is payable in shares of Common Stock, all shares to which the SARs relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise of the SAR.

5.3 Limitations on Awards.    Subject to adjustment as provided in Section 13.5, the following additional limitations are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 1,982,500 shares.

(b) The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one calendar-year period shall be 500,000.

(c) The maximum number of shares of Common Stock that may be issued under the Plan as restricted stock, RSUs, and Other Stock-Based Awards (as defined in Section 10.1) shall be 1,387,750 shares.

(d) Restricted stock, RSUs, and Other Stock-Based Awards with respect to an aggregate of 99,125 shares of Common Stock may be granted to officers, employees, consultants, or advisors without compliance with the minimum vesting periods provided in Sections 7.2, 8.2, and 10.2.

(e) Each Outside Director may be granted Incentives with respect to no more than 10,000 shares of Common Stock each calendar year.

(f) The maximum value of an Other Stock-Based Award that is valued in dollars (whether or not paid in Common Stock) scheduled to be paid out to any one participant in any calendar year shall be $2,000,000.

5.4 Type of Common Stock.    Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6. Stock Options.    A stock option is a right to purchase shares of Common Stock from Tidewater. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1 Price.    The exercise price per share shall be determined by the Committee, subject to adjustment under Section 13.5; provided that in no event shall the exercise price be less than the Fair Market Value (as defined in Section 13.10) of a share of Common Stock on the date of grant, except in the case of a stock option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.2 Number.    The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 13.5.

6.3 Duration and Time for Exercise.    The term of each stock option shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 12.

6.4 Repurchase.    Upon approval of the Committee, the Company may repurchase a previously granted stock option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share by which: (a) the Fair Market Value of the Common Stock subject to the option on the business day immediately preceding the date of purchase exceeds (b) the exercise price, or by payment of such other mutually agreed upon amount; provided, however, that no such repurchase shall be permitted if prohibited by Section 6.6.

6.5 Manner of Exercise.    A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid (a) in cash; (b) by check; (c) by delivery of or attestation of ownership of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares, issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; (e) if approved by the Committee, through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option; or (f) in such other manner as may be authorized from time to time by the Committee.

6.6 Repricing.    Except for adjustments pursuant to Section 13.5 or actions permitted to be taken by the Committee under Section 12 in the event of a Change of Control, unless approved by the stockholders of the Company, (a) the exercise or base price for any outstanding option or SAR granted under this Plan may not be decreased after the date of grant; and (b) an outstanding option or SAR that has been granted under this Plan may not, as of any date that such option or SAR has a per share exercise price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new option or SAR with a lower exercise price, shares of restricted stock, restricted stock units, an Other Stock-Based Award, a cash payment, or Common Stock.

6.7 Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a) Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

(b) All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

(c) No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(d) The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Tidewater or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

7. Restricted Stock.

7.1 Grant of Restricted Stock.    The Committee may award shares of restricted stock to such eligible participants as determined pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2 The Restricted Period.    At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the “Restricted Period”). Each award of restricted stock may have a different Restricted Period. The Restricted Period shall be a minimum of three years with incremental vesting of portions of the award over the three-year period permitted, with the following exceptions:

(a) If the vesting of the shares of restricted stock is based upon the attainment of performance goals as described in Section 11, the Restricted Period shall be a minimum of one year.

(b) No minimum Restricted Period applies to grants to Outside Directors, to grants issued in payment of cash amounts earned under the Company’s annual incentive plan, or to grants made under Section 5.3(d).

The expiration of the Restricted Period shall also occur (1) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12 in the event of a Change of Control of the Company.

7.3 Escrow.    The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Tidewater Inc. 2009 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Tidewater Inc. (“the Company”) thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued prior to vesting.

7.4 Dividends on Restricted Stock.    Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions, or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.5 Forfeiture.    In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 13.5 due to a recapitalization or other change in capitalization.

7.6 Expiration of Restricted Period.    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and, unless otherwise instructed by the participant, a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant’s estate, as the case may be.

7.7 Rights as a Stockholder.    Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8. Restricted Stock Units.

8.1 Grant of Restricted Stock Units.    A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent an award of RSUs is intended to qualify as performance-based compensation under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2 Vesting Period.    At the time an award of RSUs is made, the Committee shall establish a period of time during which the restricted stock units shall vest (the “Vesting Period”). Each award of restricted stock units may have a different Vesting Period. The Vesting Period shall be a minimum of three years with incremental vesting over the three-year period permitted, with the following exceptions:

(a) If the vesting of RSUs is based upon the attainment of performance goals as described in Section 11, the Vesting Period shall be a minimum of one year.

(b) No minimum Vesting Period applies to grants to Outside Directors, to grants issued in payment of cash amounts earned under the Company’s annual incentive plan, or to grants made under Section 5.3(d).

An acceleration of the expiration of the Vesting Period shall occur (1) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12 in the event of a Change of Control of the Company.

8.3 Dividend Equivalent Accounts.    Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, prior to the expiration of the applicable Vesting Period of an RSU granted to a participant hereunder, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the share of Common Stock underlying each RSU. The participant shall have rights to the amounts or other property credited to such account.

8.4 Rights as a Stockholder.    Subject to the restrictions imposed under the terms and conditions of this Plan and subject to any other restrictions that may be imposed in the Incentive Agreement, each participant receiving restricted stock units shall have no rights as a stockholder with respect to such restricted stock units until such time as shares of Common Stock are issued to the participant.

9. Stock Appreciation Rights.

9.1 Grant of Stock Appreciation Rights.    A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the number or amount of which is determined pursuant to the formula set forth in Section 9.5. Each SAR granted by the Committee under the Plan shall be subject to the terms and conditions of the Plan and the applicable Incentive Agreement.

9.2 Number.    Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 13.5.

9.3 Duration and Time for Exercise.    The term of each SAR shall be determined by the Committee, but shall not exceed a maximum term of ten years. Each SAR shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any SAR at any time in its discretion in addition to the automatic acceleration of SARs under Section 12.

9.4 Exercise.    A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The date that the Company receives such written notice shall be referred to herein as the “Exercise Date.” The Company shall, within 30 days of an Exercise Date, deliver to the exercising holder certificates for the shares of Common Stock to which the holder is entitled pursuant to Section 9.5 or cash or both, as provided in the Incentive Agreement.

9.5 Payment.    The number of shares of Common Stock which shall be issuable upon the exercise of a SAR payable in Common Stock shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in each such share (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value (as defined in Section 13.10) of a share of Common Stock subject to the SAR on the trading day prior to the Exercise Date exceeds the “Base Price,” which is an amount, not less than the Fair Market Value of a share of Common Stock on the date of grant, which shall be determined by the Committee at the time of grant, subject to adjustment under Section 13.5); by

(b) the Fair Market Value of a share of Common Stock on the Exercise Date.

No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of a SAR shall be entitled to purchase the portion necessary to make a whole share at its Fair Market Value on the Exercise Date.

If so provided in the Incentive Agreement, a SAR may be exercised for cash equal to the Fair Market Value of the shares of Common Stock that would be issuable under this Section 9.5, if the exercise had been for Common Stock.

10. Other Stock-Based Awards.

10.1 Grant of Other Stock-Based Awards.    Subject to the limitations described in Section 10.2 hereof, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of awards (other than options, restricted stock, RSUs, or SARs described in Sections 6 through 9 hereof) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, awards of phantom stock, or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

10.2 Limitations.    Other Stock-Based Awards granted under this Section 10 shall be subject to a minimum vesting period of three years with incremental vesting of portions of the award over the three-year period permitted, with the following exceptions:

(a) If the vesting of the award is based upon the attainment of performance goals as described in Section 11, the award shall be subject to a minimum vesting period of one year.

(b) No minimum vesting period applies to grants to Outside Directors, to grants issued in payment of cash amounts earned under the Company’s annual incentive plan, or to grants made under Section 5.3(d).

An acceleration of the expiration of the applicable vesting period shall occur (1) as provided under Section 13.3 in the event of termination of employment under the circumstances provided in the Incentive Agreement, and (2) as described in Section 12 in the event of a Change of Control of the Company.

11. Performance Goals for Section 162(m) Awards.    To the extent that shares of restricted stock, RSUs, or Other Stock-Based Awards granted under the Plan are intended to qualify as “performance-based compensation” under Section 162(m), the vesting, grant, or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, Tidewater, a division or a subsidiary: earnings per share; return on assets; an economic value added measure; shareholder return; earnings or earnings before interest, taxes, depreciation and amortization; stock price; total shareholder return; return on equity; return on total capital; safety performance; reduction of expenses; increase in cash flow; free cash flow; income or net income; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; return on operating revenue; return on invested capital; return on capital employed; or market segment share. For any performance period, such performance objectives may be measured on an absolute basis, relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12. Change of Control; Tender Offer or Exchange Offer.

12.1 Definitions.    As used in this Section 12, the following words or terms shall have the meanings indicated:

(a) Adoption Date shall mean the date of the Board’s adoption of this Plan.

(b) Affiliate (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

(c) Beneficial Owner (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

(d) Business Combination shall mean the consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company.

(e) Change of Control Value shall equal the amount determined by whichever of the following items is applicable:

(i) the per share price to be paid to the Company’s stockholders in any such merger, consolidation or other reorganization;

(ii) the price per share offered to the Company’s stockholders in any tender offer or exchange offer whereby a Change of Control takes place;

(iii) in all other events, the Fair Market Value (as defined in Section 13.10) per share of Common Stock into which such options being converted are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of conversion of such options; or

(iv) in the event that the consideration offered to the Company’s stockholders in any transaction described in this Section 12 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered that is other than cash.

(f) Incumbent Board shall mean the individuals who, as of the Adoption Date, constitute the Board.

(g) Person shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that Person shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

(h) Post-Transaction Corporation.

(i) Unless a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean the Company after the Change of Control.

(ii) If a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company’s assets either directly or indirectly, in which case, Post-Transaction Corporation shall mean such ultimate parent corporation.

12.2 Change of Control Defined.    Unless otherwise provided in an Incentive Agreement, Change of Control shall mean:

(a) the acquisition by any Person of Beneficial Ownership of 30% or more of the outstanding shares of the Common Stock, or 30% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of Control:

(i) any acquisition (other than a Business Combination which constitutes a Change of Control under Section 12.2(c)) of Common Stock directly from the Company,

(ii) any acquisition of Common Stock by the Company or its subsidiaries,

(iii) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

(iv) any acquisition of Common Stock by any corporation pursuant to a Business Combination which does not constitute a Change of Control under Section 12.2(c); or

(b) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(c) a Business Combination, unless, immediately following such Business Combination,

(i) the individuals and entities who were the Beneficial Owners of the Company’s outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation, and

(ii) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(iii) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

12.3 Effect of a Change of Control.

(a) Notwithstanding any other provision of the Plan (or any provision of any agreement with respect to any grant hereunder), upon or immediately prior to any Change of Control (as defined in Section 12.2), all outstanding Incentives granted pursuant to the Plan shall automatically become fully vested and exercisable, all restrictions or limitations on any outstanding Incentives shall lapse, and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company without the necessity of action by any person.

(b) As used in this Section 12.3, “immediately prior” to the Change of Control shall mean sufficiently in advance of the Change of Control to permit the grantee to take all steps reasonably necessary (i) to exercise any option or SAR fully, and (ii) to deal with the shares purchased or acquired under any Incentive so that all types of shares may be treated in the same manner in connection with the Change of Control as the shares of Common Stock of other shareholders.

(c) To the extent, if any, required by section 422(d) of the Code, incentive stock options which become exercisable immediately prior to a Change of Control pursuant to this Section 12.3 shall thereby become non-qualified stock options. Subject to Section 12.5 but notwithstanding any other provision of the Plan, including, without limitation, Section 12.4 (or any provision of any agreement with respect to any grant hereunder), (i) any stock option or SAR which becomes exercisable pursuant to this Section 12.3 shall remain exercisable until the earlier of the end of the option term or the lapse of the option, and (ii) any lapse and deemed waiver of restrictions and limitations on any restricted stock units, shares of restricted stock and any Other Stock-Based Awards pursuant to this Section 12.3 shall be a permanent lapse and deemed waiver of such restrictions and limitations.

12.4 Effect of a Tender Offer or Exchange Offer.    If any corporation, person or other entity (other than the Company) makes a tender offer or exchange offer for shares of the Common Stock pursuant to which purchases are made (an “Offer”), then from and after the date of the first purchase of the Common Stock pursuant to the Offer (the “Acceleration Date”), all outstanding options and SARs shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company, without the necessity of any action by any person, for a period of 30 calendar days following the Acceleration Date. Subject to the other provisions of this Section 12, following the expiration of the 30-day period, any options or SARs not exercised and any shares of Common Stock issued hereunder not tendered or exchanged shall again be subject to the terms and conditions applicable prior to the Offer.

12.5 Committee Discretion to Set Terms of Exercise or Exchange.    No later than 30 days after the approval by the Board of a Change of Control of a type described in subsections (c) or (d) of Section 12.2 and no later than 30 days after a Change of Control of a type described in subsection (a) and (b) of Section 12.2, the Committee (meaning either the Nominating and Corporate Governance with regard to grants made to Outside Directors or the Compensation Committee with regard to all other grants, as the applicable Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or relevant Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

(a) require that all outstanding options and SARs be exercised on or before a specified date (before or after such Change of Control, but no earlier than the date on which all such options and SARs have become fully vested and exercisable) fixed by the Committee, after which specified date all unexercised options and SARs shall lapse and terminate;

(b) make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary);

(c) provide for mandatory conversion of some or all of the outstanding options and SARs held by some or all participants as of a date (before or after such Change of Control) specified by the Committee, in which event such options and SARs shall be deemed automatically cancelled and the Company shall pay, or cause to be paid, to each such participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such option and SAR over the exercise price(s) of such options and SARs or, in lieu of such cash payment, the issuance of Common Stock or securities of an acquiring entity having a Fair Market Value (as defined in Section 13.10) equal to such excess; or

(d) provide that thereafter upon any exercise of an option or SAR the participant shall be entitled to purchase under such option or SAR, in lieu of the number of shares of Common Stock then covered by such option or SAR, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the reorganization, merger, consolidation, or asset sale, if immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options and SARs.

13. General.

13.1 Duration.    No Incentives may be granted under the Plan after July 9, 2019; provided, however, that subject to Section 13.9, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

13.2 Transferability.    No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

13.3 Effect of Termination of Employment or Death.    In the event that a participant ceases to be an employee of the Company or to provide services to the Company for any reason, including death, disability, early retirement, or normal retirement, any Incentives may be exercised, shall vest, or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement.

13.4 Additional Conditions.    Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration, or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

13.5 Adjustment.    In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the price of any option, the Base Price of any SAR, and the performance objectives of any Incentive, shall also be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

13.6 Withholding.

(a) The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive, the participant may, subject to Section 13.6(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state, and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date. For participants not subject to Section 16 of the 1934 Act, The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

13.7 No Continued Employment.    No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

13.8 Deferral Permitted.    Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement. Any deferral arrangements shall comply with Section 409A of the Code.

13.9 Amendments to or Termination of the Plan.    The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

(a) materially revise the Plan without the approval of the stockholders;

(b) amend Section 6.6 to permit repricing of options or SARs without the approval of stockholders; or

(c) materially impair, without the consent of the recipient, an Incentive previously granted, except that the Company retains all of its rights under Section 12.

A material revision of the Plan as used in this Section 13.9 includes (1) except for adjustments permitted herein, a material increase to the maximum number of shares of Common Stock that may be issued through the Plan; (2) a material increase to the benefits accruing to participants under the Plan; (3) a material expansion of the classes of persons eligible to participate in the Plan; (4) an expansion of the types of awards available for grant under the Plan; (5) a material extension of the term of the Plan; and (6) a material change that reduces the price at which shares of Common Stock may be offered through the Plan.

13.10 Definition of Fair Market Value.    Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, it shall be the closing sale price on the consolidated transaction reporting system for the New York Stock Exchange on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock.

002CS-18503

Tidewater Inc.

Electronic Voting Instructions

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Lxi You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by

1:00 am., Central Time, on July 9, 2009.

Vote by Internet

Log on to the Internet and go to www.envisionreports.com/TDW

Follow the steps outlined on the secured website.

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE,

Proposals — The Board of Directors recommends a vote all nominees in Proposal 1 and FOR Proposal 2 and 3.

1 Election of Directors: 03 - Richard T. du Moulin 10- Dean E. Taylor

11 - Jack E. Thompson

2. Approval of the Tidewater Inc. 2009 Stock Incentive Plan. For Against Abstain

3. Ratification of the selection of Deloitte & Touche LLP as independent registered public accounting firm.

For Against Abstain

Q Non-Voting Items Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please vote, date, sign and promptly return this proxy. If signing as attorney, executor, officer, or other representative capacity, please indicate title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2— Please keep signature within the box. 01 -M.JayAllison 04 -J. Wayne Leonard 07 - Richard A. Pattarozzi For Withhold 02 - James C. Day 05-Jon C. Madonna 08 - Nicholas Sutton For Withhold 06-Joseph H. Netherland 09-Cindy B.Taylor For Withhold Dean E.Taylor

001CD40033 O11PKB

021812_COMPANY_BLANKS_1_518104336/000001/000001/1

1 U PX

TDW1

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — TIDEWATER INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned appoints Bruce D. Lundstrom and D. Clayton Cambre as proxies, each with power to act alone or by substitution, to vote all shares of the undersigned in Tidewater Inc. on all matters coming before the Annual Meeting of Stockholders of Tidewater Inc. to be held on July 9, 2009, and any adjournments thereof. If the undersigned is a participant in the Tidewater Savings Plan (”Savings Plan”) or in a stock incentive plan sponsored by Tidewater Inc., this proxy card also serves as voting instructions to the Trustees of the Savings Plan to vote at the Annual Meeting, and any adjournment thereof, as specified on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NOT DIRECTED, AS RECOMMENDED BY THE BOARD OF

DIRECTORS ON ALL MATTERS LISTED ON THE BACK OF THIS CARD, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS

AS MAY PROPERLY COME BEFORE THE MEETING. RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY

ACKNOWLEDGED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

SEE REVERSE SIDE CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE